                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3563
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                         MONEY MARKET VARIABLE ACCOUNT
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: December 31
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                  Date of reporting period: December 31, 2006
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
ITEM 1. REPORTS TO STOCKHOLDERS.

                                            COMPASS [Graphic Omitted]

                                            PROFESSIONALLY MANAGED COMBINATION
                                                      FIXED/VARIABLE ANNUITIES
                                                  FOR PERSONAL INVESTMENTS AND
                                                    QUALIFIED RETIREMENT PLANS
              ANNUAL REPORT o  DECEMBER 31, 2006

              Capital Appreciation Variable Account
              Global Governments Variable Account
              Government Securities Variable Account
              High Yield Variable Account
              Money Market Variable Account
              Total Return Variable Account

                                                                     Issued by
                                  Sun Life Assurance Company of Canada (U.S.),
                                                  A Wholly Owned Subsidiary of
                                      Sun Life of Canada (U.S.) Holdings, Inc.
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TABLE OF CONTENTS

Letter from the CEO of MFS ................................................  1
Management Reviews ........................................................  1
Performance Summary .......................................................  4
Portfolio Composition .....................................................  5
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 31
Notes to Financial Statements ............................................. 48
Report of Independent Registered Public Accounting Firm ................... 55
Managers and Officers ..................................................... 56
Board Review of Investment Advisory Agreements ............................ 60
MFS(R) PRIVACY NOTICE ..................................................... 63
Proxy Voting Policies and Information ............................. Back Cover
Quarterly Portfolio Disclosure .................................... Back Cover

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THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
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NOT FDIC INSURED      MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE
 NOT A DEPOSIT    NOT INSURED BY ANY FEDEAL GOVERNMENT AGENCY OR NCUA/NCUSIF
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
LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MANAGEMENT REVIEWS

The following management reviews, for the twelve months ended December 31, 2006, exclude the Money Market Variable Account.

CAPITAL APPRECIATION VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Compass 2 provided a total return of 4.79%, Compass 3 provided a total return of 4.69%, and Compass 3 - Level 2 provided a total return of 4.84%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 9.07% over the same period for the account's benchmark, the Russell 1000 Growth Index.

DETRACTORS FROM PERFORMANCE

Our overweighted position in the technology sector held back performance relative to the benchmark. Technology stocks that detracted from results included networking chip maker Marvell Technology Group(c), data storage systems provider EMC Corp., flash memory products maker SanDisk, and producer of thin-film transistor liquid crystal displays (TFT-LCDs) LG Philips(c)(g). The sources of underperformance at Marvell included a dilutive acquisition, a stock options backdating investigation, and disappointing second and third quarter results. EMC's stock suffered after the company lowered earnings guidance.

Stock selection in the retailing and leisure sectors dampened relative results over the reporting period. In the leisure sector, cruise operator Carnival Cruise Line(c)(g) hindered relative returns. Within the retailing sector, specialty apparel retailer Chico's and home products retailer Williams-Sonoma were among the portfolio's top detractors. Chico's shares came under pressure following tepid same store sales results and weaker-than-expected financial guidance.

Our underweighted position in the industrial goods and services sector and stock selection in the financial services sector also hurt, although no individual stocks within either of these sectors were among the top detractors.

Individual securities in the health care sector that had a negative impact on relative performance included cardiovascular medical devices manufacturer St. Jude Medical, medical device maker Advanced Medical Optics, and biotechnology firm Genzyme. Shares of Genzyme declined after the company missed their first quarter earnings target and reported slightly lower sales of their drugs, Fabrazyme and Synvisc. Higher operating expenses also held back the stock's performance.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the basic materials sector aided relative returns, although no individual stocks within this sector were among the portfolio's top contributors.

Several names within the leisure and retailing sectors helped overall relative performance. These included casino resorts operator Las Vegas Sands, slot machine maker International Game Technology, and discount department store Kohl's(g). Shares of Kohl's gained from strong results for the second quarter, with earnings well above guidance. In addition, the company's margins continued to improve from inventory management initiatives implemented in the last few years.

Elsewhere, biotechnology firm Gilead Sciences(g), software giant Oracle, billing software company Amdocs Ltd.(c), biotechnology company Celgene, and network equipment company Cisco Systems were strong contributors over the period. Cisco's shares rose as the company reported strong earnings. In the latter half of the period, the company gave better-than-expected fiscal second quarter guidance and reiterated their confidence that the company's full year earnings would be at the high end of their projected range. Our positioning in wireless communications software company QUALCOMM and underweighted position in General Electric stock also helped.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Compass 2 provided a total return of 3.49%; Compass 3 provided a total return of 3.34%; and Compass 3 - Level 2 provided a total return of 3.49%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 5.94% over the same period for the account's benchmark, the JPMorgan Global Government Bond Index.

DETRACTORS FROM PERFORMANCE

Although yield was a factor that negatively affected the portfolio's relative performance, this was more than offset by the benefit from the portfolio's short bond position in Japan. The portfolio's positioning in bonds from the United Kingdom and New Zealand also held back results.

CONTRIBUTORS TO PERFORMANCE

The portfolio's short duration(d) stance contributed to performance during the period. Our underweighted position in U.S. dollars and overweighted position in the Euro also helped. Sector and security selection in U.S. and EMU (European Monetary Unit) bonds contributed to results, as did our emerging markets exposure.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Compass 2 provided a total return of 2.50%, Compass 3 provided a total return of 2.40%, and Compass 3 - Level 2 provided a total return of 2.55%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 4.35% over the same period for the account's benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

DETRACTORS FROM PERFORMANCE

Relative to the benchmark, the portfolio's positioning in Israeli government debt held back performance. Within the agency sector, a Tennessee Valley Authority (TVA) bond, which underperformed the agency sector as a whole, was among the top detractors.

CONTRIBUTORS TO PERFORMANCE

The portfolio's overweighted position in agency securities contributed to relative performance as the sector outperformed the overall benchmark over the reporting period. Holdings of mortgage-backed securities also helped.

HIGH YIELD VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, the Compass 2 provided a total return of 9.04%, Compass 3 provided a total return of 8.94%, and Compass 3 - Level 2 provided a total return of 9.10%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 11.87% over the same period for the account's benchmark, Lehman Brothers U.S. High-Yield Corporate Bond Index.

DETRACTORS FROM PERFORMANCE

Yield was a negative factor in performance relative to the Lehman Brothers U.S. High-Yield Corporate Bond Index. The portfolio's relative exposure to "BB" rated(s) bonds also hurt.

Holdings of hospital operator HCA and gaming company Station Casinos were among the portfolio's largest detractors.

CONTRIBUTORS TO PERFORMANCE

Our positioning in "B" rated securities helped relative performance over the reporting period.

Individual contributors that helped relative results included broadband communications company CCH Holdings, financing company General Motors Acceptance Corp. (GMAC), and packaging company Smurfit Kappa(g).

TOTAL RETURN VARIABLE ACCOUNT

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, the Compass 2 provided a total return of 10.58%, Compass 3 provided a total return of 10.42%, and Compass 3 - Level 2 provided a total return of 10.58%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 15.79% over the same period for the account's benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index). The account's other benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), provided a total return of 4.33%.

DETRACTORS FROM PERFORMANCE

Within the equity portion of the portfolio, stock selection in the basic materials and energy sectors detracted from performance relative to the S&P 500 Index. In basic materials, packaging manufacturer Owens-Illinois(c) and newsprint maker Bowater(c) were among the portfolio's top detractors. The profitability of both companies was negatively affected by higher energy prices. Additionally, Bowater faced weaker demand for newsprint. In energy, our underweighted position in integrated oil and gas company Exxon Mobil held back relative returns.

Elsewhere, telecommunications equipment manufacturer Nortel Networks(c), wireless service provider Sprint Nextel, insurance company Conseco(c), and home improvement products maker Masco dampened results. We believe Nortel's delay in filing the 2005 annual reports and restatement of certain prior period results, along with weaker-than-expected fundamentals and management's inability to turn around the business, contributed to the decline of the company's stock price. Shares of Sprint Nextel struggled after the company lowered its wireless subscriber guidance for 2006.

Not holding communications service provider BellSouth also detracted from relative returns as this stock outperformed the S&P 500 Index.

The cash position in the equity portion of the portfolio was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the portfolio, several Treasury securities and long-maturity corporate issues held back returns relative to the Lehman Index.

CONTRIBUTORS TO PERFORMANCE

Within the equity portion of the portfolio, the health care, financial services, and retailing sectors were the principal contributors to performance relative to the S&P 500 Index.

Stock selection was the primary factor in the strong relative performance in the health care sector. This was supported by our decision to underweight this otherwise weak-performing sector. Pharmaceutical company Merck was among the portfolio's top contributors. Merck rebounded after struggling with the recall of its pain medication Vioxx. Shares of Merck also benefited from the company's cost cutting efforts and solid growth in several key products. Our underweighting of benchmark constituent UnitedHealth Group also helped as this stock's performance trailed that of the benchmark.

The strong showing in the financial services and retailing sectors also resulted from security selection. Within the financial services sector, PNC Financial Services Group was the top relative contributor. In the retailing sector, office products retailer OfficeMax was the largest contributor to relative returns.

In other sectors, defense contractor Lockheed Martin was a strong performer as shares gained on strong revenue growth, improved margins, and key contract awards over the period. Other individual stocks that contributed to results included electric utility company FPL Group, telecommunications services provider Verizon Communications, and agricultural equipment manufacturer Deere & Co. Underweighting or avoiding several poor-performing benchmark constituents, such as semiconductor company Intel and online information portal Yahoo!, further strengthened relative performance.

Within the fixed income portion of the portfolio, our overweighted positions in "BBB" rated(s) securities and our limited exposure to "BB" rated bonds added to performance relative to the Lehman Index (the Lehman Index does not include bonds rated lower than "BBB"). While we do not generally position the portfolio for changes in interest rates, the portfolio's short duration(d) stance boosted results as interest rates rose over the reporting period. The portfolio's yield advantage and mortgage convexity positioning (exposure to interest rate volatility) were also positive factors in relative returns.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

(c) Security is not a benchmark constituent.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(g) Security was not held in the portfolio at period end.
(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

INDEX DEFINITIONS

JPMORGAN GLOBAL GOVERNMENT BOND INDEX - measures developed government bond markets around the world.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

LEHMAN BROTHERS U.S. GOVERNMENT/MORTGAGE BOND INDEX - measures debt issued by the U.S. Government as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

LEHMAN BROTHERS U.S. HIGH-YIELD CORPORATE BOND INDEX - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

RUSSELL 1000 GROWTH INDEX - constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

STANDARD & POOR'S 500 STOCK INDEX - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

THESE PERFORMANCE RESULTS REFLECT THE MORTALITY AND EXPENSE RISKS CHARGES BUT DO NOT REFLECT THE DEDUCTION OF SURRENDER CHARGES OR ANY OTHER APPLICABLE CONTRACT FEES. IF SURRENDER CHARGES AND ALL OTHER CONTRACT FEES WERE INCLUDED, THE RESULTS WOULD BE LOWER.

YEAR END PERFORMANCE THROUGH DECEMBER 31, 2006

                                                                Compass 3 -
                                Compass 2       Compass 3         Level 2
                                --------         --------        --------
Capital Appreciation
  Variable Account                4.79%            4.69%           4.84%
Global Governments Variable
  Account                         3.49%            3.34%           3.49%
Government Securities
  Variable Account                2.50%            2.40%           2.55%
High Yield Variable Account       9.04%            8.94%           9.10%
Money Market
  Variable Account                3.19%            3.09%           3.24%
Total Return
  Variable Account               10.58%           10.42%          10.58%

BEFORE INVESTING, YOU SHOULD CONSIDER CAREFULLY THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF EACH INVESTMENT OPTION. ALL OF THIS INFORMATION IS EXPLAINED IN THE PROSPECTUS FOR EACH OF THE VARIABLE ACCOUNTS. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT SUNLIFE-USA.COM. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT HOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF CONTRACT UNITS.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the accounts' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

Money Market Variable Account performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a portfolio's yield during periods when the portfolio's operating expenses have a significant impact on the portfolio's yield due to lower interest rates. Without such subsidies, waivers and adjustments, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

From time to time the variable accounts may receive proceeds from litigation settlements, without which performance would be lower.

                      See notes to financial statements.

PORTFOLIO COMPOSITION -- CAPITAL APPRECIATION VARIABLE ACCOUNT

PORTFOLIO STRUCTURE

Common Stock                                 98.8%
Cash & Other Net Assets                       1.2%

TOP TEN HOLDINGS

Cisco Systems, Inc.                           3.8%
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General Electric Co.                          3.2%
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Intel Corp.                                   2.7%
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Johnson & Johnson                             2.3%
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Adobe Systems, Inc.                           2.2%
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Microsoft Corp.                               2.1%
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Proctor & Gamble Co.                          2.0%
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Medtronic, Inc.                               2.0%
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Google, Inc., "A"                             2.0%
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Amdocs Ltd.                                   1.8%
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COMMON STOCK SECTORS

Technology                                   23.5%
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Health Care                                  19.9%
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Industrial Goods & Services                   9.5%
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Retailing                                     9.1%
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Financial Services                            8.9%
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Special Products & Services                   6.8%
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Consumer Staples                              6.0%
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Leisure                                       5.5%
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Energy                                        3.8%
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Transportation                                2.6%
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Basic Materials                               1.5%
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Utilities & Communications                    1.0%
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Autos & Housing                               0.7%
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Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GLOBAL GOVERNMENTS VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (i)

Bonds                                                          94.0%
Cash & Other Net Assets                                         6.0%

FIXED INCOME SECTORS (i)

Non-U.S. Government Bonds                                      63.7%
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U.S. Treasury Securities                                       11.0%
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Commercial Mortgage-Backed Securities                           8.7%
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U.S. Government Agencies                                        6.2%
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Emerging Market Bonds                                           4.1%
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Mortgage-Backed Securities                                      0.3%
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CREDIT QUALITY OF BONDS (r)

AAA                                                            76.9%
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AA                                                             14.8%
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A                                                               3.9%
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BBB                                                             4.4%
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PORTFOLIO FACTS

Average Duration (d)                                             6.0
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Average Life (m)                                            8.9 yrs.
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Average Maturity (m)                                       11.2 yrs.
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Average Credit Quality of Rated Securities (long-term) (a)       AA+
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Average Credit Quality of Rated Securities (short-term) (a)      A-1
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COUNTRY WEIGHTINGS (i)

United States                                                  31.9%
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Germany                                                        18.4%
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Japan                                                          13.8%
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Canada                                                          9.1%
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United Kingdom                                                  9.0%
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France                                                          3.4%
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Spain                                                           1.8%
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Finland                                                         1.8%
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Malaysia                                                        1.4%
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Other Countries                                                 9.4%
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(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 12/31/06.

Percentages are based on net assets as of 12/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GOVERNMENT SECURITIES VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (i)

Bonds                                                            96.8%
Cash & Other Net Assets                                           3.2%

FIXED INCOME SECTORS (i)

Mortgage-Backed Securities                                       54.6%
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U.S. Government Agencies                                         39.0%
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U.S. Treasury Securities                                          3.2%
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CREDIT QUALITY OF BONDS (r)

AAA                                                             100.0%
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PORTFOLIO FACTS

Average Duration (d)                                               4.2
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Average Life (m)                                              7.5 yrs.
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Average Maturity (m)                                         16.1 yrs.
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Average Credit Quality of Rated Securities (long-term) (a)         AAA
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Average Credit Quality of Rated Securities (short-term) (a)        A-1
----------------------------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 12/31/06.

Percentages are based on net assets as of 12/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- HIGH YIELD VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (i)

Bonds                                                            90.7%
Floating Rate Loans                                               6.6%
Common Stocks                                                     1.3%
Common Bonds                                                      0.4%
Convertible Preferred Stocks                                      0.1%
Preferred Stocks                                                  0.1%
Cash & Other Net Assets                                           0.8%

TOP FIVE INDUSTRIES (i)

Medical & Health Technology & Services                            7.8%
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Automotive                                                        7.4%
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Gaming & Lodging                                                  7.0%
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Printing & Publishing                                             5.2%
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Broadcasting                                                      4.9%
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CREDIT QUALITY OF BONDS (r)

AAA                                                               2.1%
----------------------------------------------------------------------
A                                                                 0.3%
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BBB                                                               2.7%
----------------------------------------------------------------------
BB                                                               24.9%
----------------------------------------------------------------------
B                                                                52.7%
----------------------------------------------------------------------
CCC                                                              15.9%
----------------------------------------------------------------------
Not Rated                                                         1.4%
----------------------------------------------------------------------

PORTFOLIO FACTS

Average Duration (d)                                               4.2
----------------------------------------------------------------------
Average Life (m)                                              7.9 yrs.
----------------------------------------------------------------------
Average Maturity (m)                                          8.3 yrs.
----------------------------------------------------------------------
Average Credit Quality of Rated Securities (long-term) (a)          B+
----------------------------------------------------------------------
Average Credit Quality of Rated Securities (short-term) (a)        A-1
----------------------------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 12/31/06.

Percentages are based on net assets as of 12/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MONEY MARKET VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (u)

Commercial Paper                                               85.7%
Certificates of Deposit                                         8.9%
Repurchase Agreements                                           5.9%
Other Assets Less Liabilities                                  (0.5)%

SHORT-TERM CREDIT QUALITY (q)

Average Credit Quality of Short-Term Bonds (a)                   A-1
--------------------------------------------------------------------
All holdings are rated A-1

MATURITY BREAKDOWN (u)

0 - 29                                                         59.5%
--------------------------------------------------------------------
30 - 59                                                        20.0%
--------------------------------------------------------------------
60 - 89                                                        15.0%
--------------------------------------------------------------------
90 - 366                                                        6.0%
--------------------------------------------------------------------
Other Assets Less Liabilities                                 (0.5)%
--------------------------------------------------------------------

(a) The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the "A-1"- rating category. Percentages are based on the total market value of investments as of 12/31/06.
(u) For purposes of this graphical presentation, accrued interest, where applicable, is included.

From time to time "Other Assets Less Liabilities" may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- TOTAL RETURN VARIABLE ACCOUNT

PORTFOLIO STRUCTURE (i)

Common Stocks                                                    60.0%
Bonds                                                            39.3%
Cash & Other Net Assets                                           0.7%

TOP TEN HOLDINGS (i)

Fannie Mae 5.5%, 30 years                                         4.2%
----------------------------------------------------------------------
Bank of America Corp.                                             1.9%
----------------------------------------------------------------------
Altria Group, Inc.                                                1.8%
----------------------------------------------------------------------
U.S. Treasury Notes, 3.125%, 2009                                 1.6%
----------------------------------------------------------------------
JPMorgan Chase & Co.                                              1.5%
----------------------------------------------------------------------
Citigroup, Inc.                                                   1.5%
----------------------------------------------------------------------
Bank of New York Co., Inc.                                        1.4%
----------------------------------------------------------------------
Exxon Mobil Corp.                                                 1.3%
----------------------------------------------------------------------
Masco Corp.                                                       1.3%
----------------------------------------------------------------------
U.S. Treasury Notes, 3.125%, 2008                                 1.2%
----------------------------------------------------------------------

COMMON STOCK SECTORS

Financial Services                                               17.8%
----------------------------------------------------------------------
Energy                                                            6.7%
----------------------------------------------------------------------
Health Care                                                       6.2%
----------------------------------------------------------------------
Utilities & Communications                                        5.9%
----------------------------------------------------------------------
Industrial Goods & Services                                       5.1%
----------------------------------------------------------------------
Consumer Staples                                                  4.5%
----------------------------------------------------------------------
Technology                                                        3.5%
----------------------------------------------------------------------
Basic Materials                                                   3.3%
----------------------------------------------------------------------
Leisure                                                           2.6%
----------------------------------------------------------------------
Retailing                                                         1.8%
----------------------------------------------------------------------
Autos & Housing                                                   1.8%
----------------------------------------------------------------------
Transportation                                                    0.6%
----------------------------------------------------------------------
Special Products & Services                                       0.2%
----------------------------------------------------------------------

FIXED INCOME SECTORS (i)

Mortgage-Backed Securities                                       14.2%
----------------------------------------------------------------------
High Grade Corporates                                             9.5%
----------------------------------------------------------------------
U.S. Treasury Securities                                          8.5%
----------------------------------------------------------------------
Commercial Mortgage-Backed Securities                             3.7%
----------------------------------------------------------------------
U.S. Government Agencies                                          2.0%
----------------------------------------------------------------------
Asset-Backed Securities                                           0.6%
----------------------------------------------------------------------
Emerging Market Bonds                                             0.4%
----------------------------------------------------------------------
Non U.S. Government Bonds                                         0.3%
----------------------------------------------------------------------
High Yield Corporates                                             0.1%
----------------------------------------------------------------------

(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2006
CAPITAL APPRECIATION VARIABLE ACCOUNT

ISSUER                                             SHARES/PAR       VALUE ($)

COMMON STOCKS - 98.8%
AEROSPACE - 3.2%
Boeing Co. ...............................             27,680   $   2,459,091
Precision Castparts Corp. ................             17,400       1,362,072
United Technologies Corp. ................             51,870       3,242,912
                                                                -------------
                                                                $   7,064,075
                                                                -------------
APPAREL MANUFACTURERS - 2.0%
Coach, Inc. (a) ..........................             36,000   $   1,546,560
NIKE, Inc., "B" ..........................             27,700       2,743,131
                                                                -------------
                                                                $   4,289,691
                                                                -------------
AUTOMOTIVE - 0.7%
Harman International Industries, Inc. ....             15,580   $   1,556,598
                                                                -------------
BIOTECHNOLOGY - 5.4%
Amgen, Inc. (a) ..........................             55,770   $   3,809,649
Celgene Corp. (a) ........................             54,300       3,123,879
Genzyme Corp. (a) ........................             60,830       3,745,911
Millipore Corp. (a) ......................             16,100       1,072,260
                                                                -------------
                                                                $  11,751,699
                                                                -------------
BROADCASTING - 1.6%
News Corp., "A" ..........................            109,750   $   2,357,430
Viacom, Inc., "B" (a) ....................             28,540       1,170,996
                                                                -------------
                                                                $   3,528,426
                                                                -------------
BROKERAGE & ASSET MANAGERS - 3.8%
Charles Schwab Corp. .....................            129,220   $   2,499,115
Chicago Mercantile Exchange Holdings,
  Inc., "A" ..............................              4,090       2,084,878
Mellon Financial Corp. ...................             39,470       1,663,661
Merrill Lynch & Co., Inc. ................             22,730       2,116,163
                                                                -------------
                                                                $   8,363,817
                                                                -------------
BUSINESS SERVICES - 5.6%
Amdocs Ltd. (a) ..........................            101,020   $   3,914,525
Automatic Data Processing, Inc. ..........             36,960       1,820,280
CheckFree Corp. (a) ......................             27,090       1,087,934
First Data Corp. .........................            147,430       3,762,414
Western Union Co. ........................             71,540       1,603,927
                                                                -------------
                                                                $  12,189,080
                                                                -------------
CHEMICALS - 1.3%
Ecolab, Inc. .............................             19,370   $     875,524
Monsanto Co. .............................             36,940       1,940,458
                                                                -------------
                                                                $   2,815,982
                                                                -------------
COMPUTER SOFTWARE - 5.8%
Adobe Systems, Inc. (a) ..................            115,640   $   4,755,117
Microsoft Corp. ..........................            152,340       4,548,872
Oracle Corp. (a) .........................            196,340       3,365,268
                                                                -------------
                                                                $  12,669,257
                                                                -------------
COMPUTER SOFTWARE - SYSTEMS - 2.9%
Apple Computer, Inc. (a) .................             30,650   $   2,600,346
Dell, Inc. (a) ...........................             44,200       1,108,978
Hewlett-Packard Co. ......................             65,810       2,710,714
                                                                -------------
                                                                $   6,420,038
                                                                -------------
CONSUMER GOODS & SERVICES - 4.0%
Colgate-Palmolive Co. ....................             26,410   $   1,722,988
eBay, Inc. (a) ...........................             56,290       1,692,640
Monster Worldwide, Inc. (a) ..............             17,890         834,390
Procter & Gamble Co. .....................             69,500       4,466,765
                                                                -------------
                                                                $   8,716,783
                                                                -------------
ELECTRICAL EQUIPMENT - 5.1%
General Electric Co. .....................            185,500   $   6,902,455
Rockwell Automation, Inc. ................             38,160       2,330,813
W.W. Grainger, Inc. ......................             26,480       1,852,011
                                                                -------------
                                                                $  11,085,279
                                                                -------------
ELECTRONICS - 5.9%
Applied Materials, Inc. ..................            110,710   $   2,042,600
Intel Corp. ..............................            295,800       5,989,950
Marvell Technology Group Ltd. (a) ........            103,760       1,991,154
Samsung Electronics Co. Ltd., GDR ........              4,665       1,534,785
SanDisk Corp. (a) ........................             32,630       1,404,069
                                                                -------------
                                                                $  12,962,558
                                                                -------------
FOOD & BEVERAGES - 2.4%
Nestle S.A ...............................              7,034   $   2,498,746
PepsiCo, Inc. ............................             42,480       2,657,124
                                                                -------------
                                                                $   5,155,870
                                                                -------------
FOOD & DRUG STORES - 0.5%
CVS Corp. ................................             35,120   $   1,085,559
                                                                -------------
GAMING & LODGING - 2.4%
International Game Technology ............             72,230   $   3,337,026
Las Vegas Sands Corp. (a) ................              7,290         652,309
Starwood Hotels & Resorts, Inc. ..........             18,690       1,168,125
                                                                -------------
                                                                $   5,157,460
                                                                -------------
GENERAL MERCHANDISE - 2.0%
Family Dollar Stores, Inc. ...............             38,460   $   1,128,032
Target Corp. .............................             55,050       3,140,603
                                                                -------------
                                                                $   4,268,635
                                                                -------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.5%
UnitedHealth Group, Inc. .................             21,040   $   1,130,479
                                                                -------------
INTERNET - 2.7%
Google, Inc., "A" (a) ....................              9,420   $   4,337,722
Yahoo!, Inc. (a) .........................             63,190       1,613,873
                                                                -------------
                                                                $   5,951,595
                                                                -------------
LEISURE & TOYS - 1.5%
Electronic Arts, Inc. (a) ................             65,860   $   3,316,710
                                                                -------------
MACHINERY & TOOLS - 1.2%
Deere & Co. ..............................             27,170   $   2,583,052
                                                                -------------
MAJOR BANKS - 1.7%
JPMorgan Chase & Co. .....................             35,390   $   1,709,337
State Street Corp. .......................             29,030       1,957,783
                                                                -------------
                                                                $   3,667,120
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 1.4%
Caremark Rx, Inc. ........................             53,160   $   3,035,968
                                                                -------------
MEDICAL EQUIPMENT - 5.1%
Advanced Medical Optics, Inc. (a) ........             58,290   $   2,051,808
Baxter International, Inc. ...............             43,420       2,014,254
DENTSPLY International, Inc. .............             36,780       1,097,883
Medtronic, Inc. ..........................             83,070       4,445,076
Respironics, Inc. (a) ....................             14,900         562,475
St. Jude Medical, Inc. (a) ...............             29,670       1,084,735
                                                                -------------
                                                                $  11,256,231
                                                                -------------
NETWORK & TELECOM - 5.3%
Cisco Systems, Inc. (a) ..................            304,640   $   8,325,811
Corning, Inc. (a) ........................             54,810       1,025,495
Juniper Networks, Inc. (a) ...............             27,180         514,789
QUALCOMM, Inc. ...........................             43,420       1,640,842
                                                                -------------
                                                                $  11,506,937
                                                                -------------
OIL SERVICES - 3.8%
Noble Corp. ..............................             31,660   $   2,410,909
Schlumberger Ltd. ........................             36,360       2,296,498
Transocean, Inc. (a) .....................             30,120       2,436,407
Weatherford International Ltd. (a) .......             25,820       1,079,018
                                                                -------------
                                                                $   8,222,832
                                                                -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 3.4%
American Express Co. .....................             58,170   $   3,529,174
SLM Corp. ................................             58,160       2,836,463
UBS AG ...................................             17,740       1,070,254
                                                                -------------
                                                                $   7,435,891
                                                                -------------
PERSONAL COMPUTERS & PERIPHERALS - 0.9%
EMC Corp. (a) ............................            157,180   $   2,074,776
                                                                -------------
PHARMACEUTICALS - 7.5%
Allergan, Inc. ...........................             24,010   $   2,874,957
Eli Lilly & Co. ..........................             59,420       3,095,782
Johnson & Johnson ........................             76,570       5,055,151
Roche Holding AG .........................             16,640       2,982,886
Wyeth ....................................             47,470       2,417,172
                                                                -------------
                                                                $  16,425,948
                                                                -------------
RAILROAD & SHIPPING - 0.8%
Burlington Northern Santa Fe Corp. .......             24,010   $   1,772,178
                                                                -------------
SPECIALTY CHEMICALS - 0.2%
Praxair, Inc. ............................              8,900   $     528,037
                                                                -------------
SPECIALTY STORES - 4.6%
Aeropostale, Inc. (a) ....................             28,260   $     872,386
Best Buy Co., Inc. .......................             18,380         904,112
Chico's FAS, Inc. (a) ....................             46,190         955,671
Lowe's Cos., Inc. ........................             53,570       1,668,706
Staples, Inc. ............................            110,170       2,941,539
Urban Outfitters, Inc. (a) ...............             45,340       1,044,180
Williams-Sonoma, Inc. ....................             52,340       1,645,570
                                                                -------------
                                                                $  10,032,164
                                                                -------------
TELEPHONE SERVICES - 1.0%
American Tower Corp., "A" (a) ............             55,880   $   2,083,206
                                                                -------------
TOBACCO - 0.8%
Altria Group, Inc. .......................             19,870   $   1,705,243
                                                                -------------
TRUCKING - 1.8%
FedEx Corp. ..............................             14,500   $   1,574,990
United Parcel Service, Inc., "B" .........             32,240       2,417,355
                                                                -------------
                                                                $   3,992,345
                                                                -------------
  TOTAL COMMON STOCKS
    (IDENTIFIED COST, $198,448,972) .........................   $ 215,801,519
                                                                -------------
REPURCHASE AGREEMENTS - 1.0%
Merrill Lynch, 5.32%, dated 12/29/06, due
  1/02/07, total to be received $2,141,265
  (secured by various U.S. Treasury and
  Federal Agency obligations and Mortgage
  Backed securities in a jointly traded
  account), at Cost ......................         $2,140,000   $   2,140,000
                                                                -------------
  TOTAL INVESTMENTS
    (IDENTIFIED COST, $200,588,972) .........................   $ 217,941,519
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES - 0.2% ...................................         466,332
                                                                -------------
  NET ASSETS - 100.0% .......................................   $ 218,407,851
                                                                -------------

          See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2006
GLOBAL GOVERNMENTS VARIABLE ACCOUNT

ISSUER                                             SHARES/PAR       VALUE ($)
BONDS - 92.8%
FOREIGN BONDS - 66.8%
AUSTRALIA - 1.2%
Commonwealth of Australia, 6.5%, 2013 ....   AUD       66,000   $      53,552
Commonwealth of Australia, 6%, 2017 ......   AUD       66,000          52,575
                                                                -------------
                                                                $     106,127
                                                                -------------
AUSTRIA - 1.3%
Republic of Austria, 5%, 2012 ............   EUR       87,000   $     120,677
                                                                -------------
BELGIUM - 0.8%
Kingdom of Belgium, 3.75%, 2009 ..........   EUR       29,000   $      38,141
Kingdom of Belgium, 5%, 2012 .............   EUR       22,000          30,569
                                                                -------------
                                                                $      68,710
                                                                -------------
CANADA - 8.7%
Canada Housing Trust, 4.6%, 2011 .........   CAD       98,000   $      85,884
Government of Canada, 5.5%, 2009 .........   CAD      189,000         167,863
Government of Canada, 4.5%, 2015 .........   CAD       80,000          70,696
Government of Canada, 8%, 2023 ...........   CAD       72,000          89,746
Government of Canada, 5.75%, 2033 ........   CAD       50,000          53,953
Quebec Province, 1.6%, 2013 ..............   JPY   39,000,000         329,936
                                                                -------------
                                                                $     798,078
                                                                -------------
DENMARK - 1.0%
Kingdom of Denmark, 4%, 2015 .............   DKK      519,000   $      92,398
                                                                -------------
FINLAND - 1.7%
Republic of Finland, 3%, 2008 ............   EUR      105,000   $     136,828
Republic of Finland, 5.375%, 2013 ........   EUR       15,000          21,387
                                                                -------------
                                                                $     158,215
                                                                -------------
FRANCE - 3.3%
Republic of France, 6%, 2025 .............   EUR       58,000   $      95,457
Republic of France, 4.75%, 2035 ..........   EUR      144,000         209,594
                                                                -------------
                                                                $     305,051
                                                                -------------
GERMANY - 17.8%
Federal Republic of Germany, 3.5%, 2008 ..   EUR       60,000   $      78,662
Federal Republic of Germany, 5.25%, 2010 .   EUR       70,000          96,299
Federal Republic of Germany, 3.75%, 2015 .   EUR      276,000         359,152
Federal Republic of Germany, 6.25%, 2024 .   EUR      194,000         323,701
Federal Republic of Germany, 6.25%, 2030 .   EUR      250,000         432,977
KfW Bankengruppe, FRN, 3.528%, 2007 ......   EUR      252,000         332,438
                                                                -------------
                                                                $   1,623,229
                                                                -------------
IRELAND - 1.0%
Republic of Ireland, 4.6%, 2016 ..........   EUR       66,000   $      91,274
                                                                -------------
JAPAN - 13.8%
Development Bank of Japan, 1.4%, 2012 ....   JPY   53,000,000   $     447,831
Development Bank of Japan, 1.6%, 2014 ....   JPY   40,000,000         338,714
Development Bank of Japan, 1.05%, 2023 ...   JPY   54,000,000         389,709
Japan Finance Corp. for Municipal
  Enterprises, 2%, 2016 ..................   JPY   10,000,000          86,679
                                                                -------------
                                                                $   1,262,933
                                                                -------------
MALAYSIA - 1.4%
Petronas Capital Ltd., 7.875%, 2022 ......     $      100,000   $     123,066
                                                                -------------
MEXICO - 1.3%
Pemex Project Funding Master Trust,
  8.625%, 2022 ...........................     $       23,000   $      28,428
United Mexican States, 8.125%, 2019 ......             54,000          65,610
United Mexican States, 10%, 2024 .........   MXN      220,000          25,237
                                                                -------------
                                                                $     119,275
                                                                -------------
NETHERLANDS - 1.3%
Kingdom of Netherlands, 5%, 2012 .........   EUR       84,697   $     117,547
                                                                -------------
RUSSIA - 0.6%
Gazprom International S.A., 7.201%, 2020 .     $       54,000   $      56,970
                                                                -------------
SOUTH AFRICA - 0.5%
Republic of South Africa, 7.375%, 2012 ...     $       42,000   $      45,150
                                                                -------------
SPAIN - 1.8%
Kingdom of Spain, 5.35%, 2011 ............   EUR      115,000   $     160,817
                                                                -------------
TUNISIA - 0.3%
Banque Centrale de Tunisie, 7.375%, 2012 .     $       25,000   $      27,075
                                                                -------------
UNITED KINGDOM - 9.0%
Network Rail MTN Finance PLC, FRN, 3.618%,
  2007 ...................................   EUR      297,000   $     391,871
United Kingdom Treasury, 5.75%, 2009 .....   GBP       36,000          71,666
United Kingdom Treasury, 8%, 2015 ........   GBP       90,000         217,100
United Kingdom Treasury, 8%, 2021 ........   GBP       27,000          71,285
United Kingdom Treasury, 4.25%, 2036 .....   GBP       34,000          67,085
                                                                -------------
                                                                $     819,007
                                                                -------------
Total Foreign Bonds ......................                      $   6,095,599
                                                                -------------
U.S. BONDS - 26.0%
ASSET BACKED & SECURITIZED - 8.7%
Bayview Commercial Asset Trust,
  4.83%, 2023 (n) ........................   CAD       30,000   $      25,753
Citigroup/Deutsche Bank Commercial Mortgage
  Trust, 5.648%, 2048 ....................     $      100,000         101,881
Commercial Mortgage Asset Trust, FRN,
  0.8834%, 2032 (i)(n) ...................          1,395,668          54,044
Commercial Mortgage Pass-Through
  Certificates, FRN, 5.54%, 2017 (n) .....             59,000          59,003
Commercial Mortgage Pass-Through
  Certificates, FRN, 5.55%, 2017 (n) .....            100,000         100,034
Credit Suisse Commercial Mortgage Trust,
  5.509%, 2039 ...........................             23,010          23,191
Deutsche Mortgage & Asset Receiving Corp.,
  6.538%, 2031 ...........................             27,943          28,128
First Union National Bank Commercial
  Mortgage Trust, FRN,
  0.9457%, 2043 (i)(n) ...................          1,604,142          51,785
IMPAC CMB Trust, FRN, 5.7%, 2036 .........             96,297          96,701
JPMorgan Chase Commercial Mortgage
  Securities Corp., 5.44%, 2045 (z) ......             19,156          19,219
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.2115%, 2041 ...             55,952          55,743
Lehman Brothers Floating Rate Commercial
  Mortgage Trust, FRN, 5.51%, 2018 (n) ...            100,000         100,001
Merrill Lynch/Countrywide Commercial
  Mortgage Trust, FRN, 5.204%, 2049 ......             50,000          49,215
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.795%, 2045 ......................             30,000          30,869
                                                                -------------
                                                                $     795,567
                                                                -------------
MORTGAGE BACKED - 0.3%
Fannie Mae, 5.423%, 2016 .................     $       24,796   $      25,192
                                                                -------------
U.S. GOVERNMENT AGENCIES - 6.2%
Aid-Egypt, 4.45%, 2015 ...................     $       49,000   $      47,349
Fannie Mae, 4.25%, 2007 ..................            171,000         169,626
Fannie Mae, 6%, 2011 .....................             88,000          91,628
Freddie Mac, 4.2%, 2007 ..................             99,000          98,102
Small Business Administration,
  4.57%, 2025 ............................             45,831          44,000
Small Business Administration,
  5.21%, 2026 ............................            117,213         116,909
                                                                -------------
                                                                $     567,614
                                                                -------------
U.S. TREASURY OBLIGATIONS - 10.8%
U.S. Treasury Bonds, 8%, 2021 ............     $       65,000   $      86,166
U.S. Treasury Bonds, 5.25%, 2028 .........            123,000         128,987
U.S. Treasury Notes, 3.125%, 2008 ........              1,000             971
U.S. Treasury Notes, 4%, 2010 ............            314,000         307,254
U.S. Treasury Notes, 4.25%, 2013 .........            236,000         229,768
U.S. Treasury Notes, 4%, 2015 ............            249,000         237,202
                                                                -------------
                                                                $     990,348
                                                                -------------
Total U.S. Bonds ............................................   $   2,378,721
                                                                -------------
  TOTAL BONDS
    (IDENTIFIED COST, $8,376,368) ...........................   $   8,474,320
                                                                -------------
CALL OPTIONS PURCHASED - 0.0%
JPY Currency - January 2007 @ $0.9759
  (Premiums Paid, $1,995) ................   JPY   16,259,600   $          16
                                                                -------------
PUT OPTIONS PURCHASED - 0.1%
USD Currency - January 2007 @ EUR 0.96631
  (Premiums Paid, $1,947) ................     $      140,250   $       4,984
                                                                -------------
SHORT-TERM OBLIGATIONS - 4.0%
Federal Home Loan Bank,
  4.95%, due 1/02/07, at Amortized
  Cost and Value (y) .....................     $      363,000   $     362,950
                                                                -------------
REPURCHASE AGREEMENTS - 4.5%
Merrill Lynch, 5.32%, dated 12/29/06,
  due 1/02/07, total to be received $408,241
  (secured by various U.S. Treasury and
  Federal Agency obligations and Mortgage
  Backed securities in a jointly traded
  account), at Cost ......................     $      408,000   $     408,000
                                                                -------------
  TOTAL INVESTMENTS
    (IDENTIFIED COST, $9,151,260) (k) .......................   $   9,250,270
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES - (1.4)% .................................        (123,653)
                                                                -------------
  NET ASSETS - 100.0% .......................................   $   9,126,617
                                                                -------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sales and Purchases in the table below are reported by currency.

                                                                                                       NET UNREALIZED
           CONTRACTS TO                                                              CONTRACTS          APPRECIATION
         DELIVER/RECEIVE             SETTLEMENT DATE        IN EXCHANGE FOR          AT VALUE          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
SALES
      AUD       136,989                  2/06/07                 $  107,710            $  108,078            $   (368)
      CAD       427,212             1/22/07 - 2/06/07               376,004               367,145               8,859
      DKK     1,069,078             1/02/07 - 2/15/07               188,634               189,428                (794)
      EUR       359,340             1/10/07 - 2/28/07               467,963               475,073              (7,110)
      GBP        12,500                  2/26/07                     24,156                24,489                (333)
      JPY    69,916,470             1/10/07 - 2/20/07               598,094               589,596               8,498
      MXN       221,739                  1/05/07                     20,418                20,524                (106)
      NZD        48,139                  2/05/07                     32,948                33,912                (964)
                                                                 ----------            ----------            --------
                                                                 $1,815,927            $1,808,245            $  7,682
                                                                 ==========            ==========            ========

PURCHASES
      BRL        47,475                  1/29/07                 $   21,995            $   22,110            $    115
      DKK       534,539                  1/02/07                     94,147                94,624                 477
      EUR       464,254             1/29/07 - 5/17/07               614,281               613,658                (623)
      GBP        24,788                  2/26/07                     47,063                48,563               1,500
      JPY   271,359,855             1/18/07 - 2/20/07             2,315,681             2,285,662             (30,019)
      MXN       152,961                  1/05/07                     14,013                14,157                 144
      MYR        68,471                  1/26/07                     19,364                19,435                  71
      NOK       158,144                  1/08/07                     24,450                25,384                 934
      NZD        48,139                  2/05/07                     33,626                33,912                 286
      PLN        52,816                  1/08/07                     18,378                18,188                (190)
      RUB       363,625                  1/22/07                     13,821                13,808                 (13)
      SEK       815,671                  2/06/07                    121,016               119,431              (1,585)
                                                                 ----------            ----------            --------
                                                                 $3,337,835            $3,308,932            $(28,903)
                                                                 ==========            ==========            ========

At December 31, 2006, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $98 and $12,136 with Goldman Sachs & Co. and Merrill Lynch International Bank, respectively.

At December 31, 2006, the variable account had sufficient cash and/or securities to cover any commitments under these derivative contracts.

          See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2006
GOVERNMENT SECURITIES VARIABLE ACCOUNT

ISSUER                                             SHARES/PAR        VALUE ($)

BONDS - 98.2%
AGENCY - OTHER - 7.3%
Financing Corp., 9.4%, 2018 ..............         $  780,000   $   1,061,893
Financing Corp., 10.35%, 2018 ............          1,150,000       1,669,399
Financing Corp., STRIPS, 0%, 2017 ........          1,220,000         702,217
Resolution Funding Corp., 8.875%, 2020 ...          1,700,000       2,329,439
                                                                -------------
                                                                $   5,762,948
                                                                -------------
MORTGAGE BACKED - 54.6%
Fannie Mae, 4.73%, 2012 ..................         $   94,241   $      92,147
Fannie Mae, 4.79%, 2012 ..................            934,169         906,768
Fannie Mae, 4.8%, 2013 ...................             88,846          87,129
Fannie Mae, 4.845%, 2013 .................            260,281         254,457
Fannie Mae, 5%, 2013 - 2027 ..............          2,793,362       2,757,980
Fannie Mae, 5.06%, 2013 ..................            104,843         103,641
Fannie Mae, 4.45%, 2014 ..................            319,683         306,809
Fannie Mae, 4.519%, 2014 .................            160,445         154,555
Fannie Mae, 4.6%, 2014 ...................            125,068         120,981
Fannie Mae, 4.666%, 2014 .................            826,634         802,996
Fannie Mae, 4.77%, 2014 ..................            105,806         102,696
Fannie Mae, 4.848%, 2014 .................            895,398         878,211
Fannie Mae, 4.871%, 2014 .................            479,474         471,589
Fannie Mae, 5.1%, 2014 ...................            137,181         136,335
Fannie Mae, 4.56%, 2015 ..................            161,204         155,006
Fannie Mae, 4.62%, 2015 ..................            179,626         173,504
Fannie Mae, 4.665%, 2015 .................            108,764         105,259
Fannie Mae, 4.69%, 2015 ..................             88,699          85,993
Fannie Mae, 4.7%, 2015 ...................            124,972         121,204
Fannie Mae, 4.74%, 2015 ..................            100,000          96,682
Fannie Mae, 4.815%, 2015 .................            117,000         113,584
Fannie Mae, 4.82%, 2015 ..................            342,111         332,941
Fannie Mae, 4.85%, 2015 ..................             88,796          86,921
Fannie Mae, 4.89%, 2015 ..................             87,952          86,292
Fannie Mae, 4.925%, 2015 .................            346,497         341,016
Fannie Mae, 5.471%, 2015 .................            123,593         125,901
Fannie Mae, 6.5%, 2016 - 2036 ............          1,755,912       1,794,362
Fannie Mae, 4.996%, 2017 .................            329,147         325,514
Fannie Mae, 5.5%, 2017 - 2034 ............         12,930,223      12,815,733
Fannie Mae, 6%, 2017 - 2034 ..............          2,380,115       2,403,866
Fannie Mae, 4.5%, 2019 - 2020 ............          3,718,466       3,591,528
Fannie Mae, 4.88%, 2020 ..................             91,984          90,741
Fannie Mae, 7.5%, 2022 - 2031 ............            226,235         236,044
Freddie Mac, 4.5%, 2013 - 2015 ...........            547,955         543,047
Freddie Mac, 4.375%, 2015 ................            575,104         560,789
Freddie Mac, 5%, 2016 - 2025 .............          2,569,262       2,554,372
Freddie Mac, 6%, 2021 - 2035 .............          2,574,814       2,599,709
Freddie Mac, 5.5%, 2025 - 2035 ...........          4,052,778       4,013,751
Freddie Mac, 6.5%, 2032 ..................            721,726         737,941
Ginnie Mae, 5.5%, 2033 ...................          1,619,343       1,613,430
                                                                -------------
                                                                $  42,881,424
                                                                -------------
U.S. GOVERNMENT AGENCIES - 31.1%
Aid-Egypt, 4.45%, 2015 ...................         $  473,000   $     457,065
Aid-Israel, 6.6%, 2008 ...................            399,640         400,447
Aid-Israel, 0%, 2021 - 2024 ..............          2,041,000         857,628
Aid-Israel, 5.5%, 2023 ...................          1,097,000       1,141,466
Aid-Peru, 9.98%, 2008 ....................            364,016         372,676
Empresa Energetica Cornito Ltd.,
  6.07%, 2010 ............................          1,765,000       1,789,128
Fannie Mae, 4.25%, 2009 ..................          1,073,000       1,055,821
Fannie Mae, 4.625%, 2013 .................            213,000         208,676
Farmer Mac, 5.5%, 2011 (n) ...............            690,000         702,666
Federal Home Loan Bank, 4.5%, 2007 .......            150,000         149,656
Federal Home Loan Bank, 4.625%, 2008 .....          1,750,000       1,739,413
Freddie Mac, 4.2%, 2007 ..................            705,000         698,605
Freddie Mac, 5.625%, 2011 ................          2,214,000       2,270,887
Freddie Mac, 5.05%, 2015 .................            956,000         955,789
Overseas Private Investment Corp.,
  0%, 2007 ...............................            161,000         170,258
Small Business Administration,
  8.4%, 2007 .............................              1,104           1,107
Small Business Administration,
  8.7%, 2009 .............................             26,213          27,091
Small Business Administration,
  10.05%, 2009 ...........................              3,829           3,947
Small Business Administration,
  6.34%, 2021 ............................            539,812         558,983
Small Business Administration,
  6.44%, 2021 ............................            543,221         563,664
Small Business Administration,
  6.625%, 2021 ...........................            632,327         660,584
Small Business Administration,
  6.07%, 2022 ............................            450,738         464,134
Small Business Administration,
  4.89%, 2023 ............................            600,437         590,824
Small Business Administration,
  4.98%, 2023 ............................            243,482         240,816
Small Business Administration,
  4.34%, 2024 ............................            350,137         333,751
Small Business Administration,
  4.72%, 2024 ............................            615,092         599,776
Small Business Administration,
  4.77%, 2024 ............................            577,356         564,007
Small Business Administration,
  4.86%, 2024 ............................            312,294         306,125
Small Business Administration,
  4.87%, 2024 ............................            367,745         360,393
Small Business Administration,
  4.88%, 2024 ............................            279,535         274,217
Small Business Administration,
  4.99%, 2024 ............................            405,005         400,105
Small Business Administration,
  5.52%, 2024 ............................            320,790         325,014
Small Business Administration,
  4.76%, 2025 ............................            537,806         522,276
Small Business Administration,
  5.11%, 2025 ............................            320,300         318,080
Tennessee Valley Authority STRIPS,
  0% to 2012, 8.25% to 2042 ..............          2,256,000       1,786,143
U.S. Department of Housing & Urban
  Development, 6.36%, 2016 ...............            500,000         516,081
U.S. Department of Housing & Urban
  Development, 6.59%, 2016 ...............          2,045,000       2,076,753
                                                                -------------
                                                                $  24,464,052
                                                                -------------
U.S. TREASURY OBLIGATIONS - 5.2%
U.S. Treasury Bonds, 12%, 2013 ...........         $   19,000   $      21,103
U.S. Treasury Bonds, 9.25%, 2016 .........            409,000         544,865
U.S. Treasury Bonds, 6%, 2026 ............            717,000         813,179
U.S. Treasury Bonds, 5.25%, 2028 .........            346,000         362,841
U.S. Treasury Bonds, 4.5%, 2036 ..........            517,000         491,635
U.S. Treasury Bonds, TIPS, 3.875%, 2009 ..            675,654         694,235
U.S. Treasury Note, 6.5%, 2010 (f) .......          1,066,000       1,119,842
                                                                -------------
                                                                $   4,047,700
                                                                -------------
  TOTAL BONDS
    (IDENTIFIED COST, $77,285,442) ..........................   $  77,156,124
                                                                -------------
REPURCHASE AGREEMENTS - 1.0%
Merrill Lynch & Co., 5.32%, dated 12/29/06,
  due 1/02/07, total to be received $773,457
  (secured by U.S. Treasury and Federal
  Agency obligations and Mortgage Backed
  securities in a jointly traded account),
  at Cost ................................         $  773,000   $     773,000
                                                                -------------
  TOTAL INVESTMENTS
    (IDENTIFIED COST, $78,058,442) (k) ......................   $  77,929,124
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES - 0.8% ...................................         666,176
                                                                -------------
  NET ASSETS - 100.0% .......................................   $  78,595,300
                                                                -------------

FUTURES CONTRACTS OUTSTANDING AT 12/31/06:
                                                                                                                       UNREALIZED
                                                                                                         EXPIRATION   APPRECIATION
DESCRIPTION                                                                     CONTRACTS      VALUE        DATE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Short) ....................................................      14      $1,560,125     Mar-07      $ 28,170
U.S. Treasury Note 5 yr (Long) ................................................      26       2,731,625     Mar-07       (19,583)
U.S. Treasury Note 10 yr (Short) ..............................................      26       2,794,188     Mar-07        34,029
                                                                                                                        --------
                                                                                                                        $ 42,616
                                                                                                                        ========

At December 31, 2006, the variable account had sufficient cash and/or securities to cover any commitments under these derivative contracts.

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2006
HIGH YIELD VARIABLE ACCOUNT

ISSUER                                             SHARES/PAR       VALUE ($)
BONDS - 88.9%
AEROSPACE - 1.5%
Argo-Tech Corp., 9.25%, 2011 .............         $  225,000   $     243,000
Bombardier, Inc., 8%, 2014 (n) ...........            176,000         180,400
DRS Technologies, Inc., 7.625%, 2018 .....            400,000         412,000
Vought Aircraft Industry, Inc., 8%, 2011 .             80,000          77,000
                                                                -------------
                                                                $     912,400
                                                                -------------
AIRLINES - 0.8%
Continental Airlines, Inc., 6.9%, 2017 ...         $   69,833   $      69,212
Continental Airlines, Inc., 6.748%, 2017 .             67,219          66,547
Continental Airlines, Inc., 6.795%, 2018 .            111,945         111,385
Continental Airlines, Inc., 7.566%, 2020 .            235,991         238,351
                                                                -------------
                                                                $     485,495
                                                                -------------
APPAREL MANUFACTURERS - 0.5%
Levi Strauss & Co., 12.25%, 2012 .........         $  150,000   $     166,875
Levi Strauss & Co., 9.75%, 2015 ..........            115,000         123,913
                                                                -------------
                                                                $     290,788
                                                                -------------
ASSET BACKED & SECURITIZED - 1.6%
ARCap REIT, Inc., "H", 6.1%, 2045 (n) ....         $  165,567   $     147,920
Asset Securitization Corp., FRN,
  8.3571%, 2029 (z) ......................            200,000         216,317
Crest Ltd., 7%, 2040 (n) .................            154,000         153,754
First Union National Bank Commercial
  Mortgage Corp., 6.75%, 2032 ............            165,000         167,272
Wachovia Credit, CDO, FRN,
  6.7156%, 2026 (p)(z) ...................            250,000         250,625
                                                                -------------
                                                                $     935,888
                                                                -------------
AUTOMOTIVE - 5.0%
Cooper-Standard Automotive, Inc.,
  8.375%, 2014 ...........................         $  230,000   $     181,125
Ford Motor Credit Co., 5.8%, 2009 ........            460,000         451,648
Ford Motor Credit Co., 9.75%, 2010 (n) ...            700,000         744,667
Ford Motor Credit Co., 8.625%, 2010 ......            190,000         195,578
Ford Motor Credit Co., 7%, 2013 ..........            228,000         217,736
Ford Motor Credit Co., 8%, 2016 ..........            270,000         266,801
Ford Motor Credit Co., FRN,
  8.11%, 2012 ............................            160,000         158,547
General Motors Corp., 7.2%, 2011 .........             98,000          95,060
General Motors Corp., 8.375%, 2033 .......            358,000         331,150
Goodyear Tire & Rubber Co., 9%, 2015 .....            300,000         314,250
                                                                -------------
                                                                $   2,956,562
                                                                -------------
BROADCASTING - 4.7%
Allbritton Communications Co.,
  7.75%, 2012 ............................         $  355,000   $     358,550
Barrington Broadcasting Group,
  10.5%, 2014 (n) ........................            180,000         182,700
Clear Channel Communications,
  5.5%, 2014 .............................            320,000         269,939
EchoStar DBS Corp., 6.375%, 2011 .........            160,000         159,000
Hughes Network Systems LLC,
  9.5%, 2014 .............................            165,000         172,219
Intelsat Ltd., 9.25%, 2016 (n) ...........            175,000         188,125
Intelsat Ltd., 11.25%, 2016 (n) ..........            405,000         444,488
Intelsat Ltd., 0% to 2010, 9.25% to 2015 .            235,000         178,600
Intelsat Subsidiary Holding Co. Ltd.,
  8.625%, 2015 ...........................            150,000         156,000
ION Media Networks, Inc., FRN,
  11.6238%, 2013 (n) .....................            370,000         374,625
XM Satellite Radio, Inc., 9.75%, 2014 ....            155,000         155,000
Young Broadcasting, Inc., 10%, 2011 ......            140,000         133,000
                                                                -------------
                                                                $   2,772,246
                                                                -------------
BUILDING - 1.8%
Goodman Global Holdings, Inc.,
  7.875%, 2012 ...........................         $  140,000   $     137,550
Interface, Inc., 10.375%, 2010 ...........            167,000         184,535
Interface, Inc., 9.5%, 2014 ..............             30,000          31,500
Masonite Corp., 11%, 2015 (z) ............            205,000         189,625
Nortek Holdings, Inc., 8.5%, 2014 ........            200,000         196,000
Nortek Holdings, Inc., 0% to 2009,
  10.75% to 2014 .........................            503,000         352,100
                                                                -------------
                                                                $   1,091,310
                                                                -------------
BUSINESS SERVICES - 2.1%
Iron Mountain, Inc., 8.625%, 2013 ........         $  240,000   $     247,800
Iron Mountain, Inc., 7.75%, 2015 .........              5,000           5,100
Nortel Networks Ltd., 10.75%, 2016 (n) ...            140,000         153,125
Northern Telecom Corp., 6.875%, 2023 .....            115,000          96,600
SunGard Data Systems, Inc.,
  10.25%, 2015 ...........................            410,000         437,675
Xerox Corp., 7.625%, 2013 ................            275,000         288,750
                                                                -------------
                                                                $   1,229,050
                                                                -------------
CABLE TV - 3.6%
CCH I Holdings LLC, 11%, 2015 ............         $  520,000   $     533,650
CCH II Holdings LLC, 10.25%, 2010 ........            425,000         444,656
CCO Holdings LLC, 8.75%, 2013 ............            275,000         285,656
CSC Holdings, Inc., 6.75%, 2012 (n) ......            355,000         346,125
Mediacom LLC, 9.5%, 2013 .................            275,000         283,250
NTL Cable PLC, 9.125%, 2016 ..............            228,000         240,825
                                                                -------------
                                                                $   2,134,162
                                                                -------------
CHEMICALS - 4.0%
BCP Crystal Holdings Corp.,
  9.625%, 2014 ...........................         $  121,000   $     133,705
Crystal U.S. Holdings LLC, "B",
  0% to 2009, 10.5% to 2014 ..............            437,000         375,820
Equistar Chemicals LP, 10.125%, 2008 .....            225,000         239,063
Equistar Chemicals LP, 10.625%, 2011 .....             60,000          63,900
Innophos, Inc., 8.875%, 2014 .............            195,000         197,925
KI Holdings, Inc., 0% to 2009,
  9.875% to 2014 .........................            348,000         278,400
Lyondell Chemical Co., 11.125%, 2012 .....            130,000         139,750
Momentive Performance Materials, Inc.,
  11.5%, 2016 (n) ........................            365,000         357,700
Mosaic Co., 7.625%, 2016 (n) .............            300,000         310,875
Nalco Co., 8.875%, 2013 ..................            285,000         301,744
Rockwood Specialties Group, Inc.,
  10.625%, 2011 ..........................              1,000           1,065
                                                                -------------
                                                                $   2,399,947
                                                                -------------
CONGLOMERATES - 0.1%
Esco Corp., 8.625%, 2013 (z) .............         $   80,000   $      82,200
                                                                -------------
CONSUMER GOODS & SERVICES - 2.5%
GEO Group, Inc., 8.25%, 2013 .............         $  280,000   $     288,400
Jarden Corp., 9.75%, 2012 ................            145,000         153,338
Playtex Products, Inc., 9.375%, 2011 .....            180,000         187,650
Service Corp. International, 7.375%, 2014 ..          115,000         120,175
Service Corp. International, 8%, 2017 ....            370,000         374,625
Spectrum Brands, Inc., 7.375%, 2015 ......             90,000          77,850
Visant Holding Corp., 8.75%, 2013 ........            280,000         288,400
                                                                -------------
                                                                $   1,490,438
                                                                -------------
CONTAINERS - 2.0%
Berry Plastics Holding Corp.,
  8.875%, 2014 (n) .......................         $  250,000   $     253,750
Graham Packaging Co. LP, 9.875%, 2014 ....            315,000         318,150
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013 ............................            580,000         599,575
                                                                -------------
                                                                $   1,171,475
                                                                -------------
DEFENSE ELECTRONICS - 0.8%
L-3 Communications Corp.,
  5.875%, 2015 ...........................         $  255,000   $     246,075
L-3 Communications Holdings, Inc.,
  6.125%, 2014 ...........................            230,000         224,825
                                                                -------------
                                                                $     470,900
                                                                -------------
ELECTRONICS - 0.7%
NXP B.V./NXP Funding LLC,
  7.875%, 2014 (n) .......................         $  110,000   $     113,713
Sensata Technologies B.V., 8%, 2014 (n) ..            295,000         283,200
                                                                -------------
                                                                $     396,913
                                                                -------------
EMERGING MARKET QUASI-SOVEREIGN - 0.2%
Gazprom OAO, 9.625%, 2013 (n) ............         $  120,000   $     143,700
                                                                -------------
EMERGING MARKET SOVEREIGN - 0.2%
Federative Republic of Brazil,
  8.875%, 2019 ...........................         $   51,000   $      62,220
Russian Ministry of Finance,
  12.75%, 2028 ...........................             42,000          75,853
                                                                -------------
                                                                $     138,073
                                                                -------------
ENERGY - INDEPENDENT - 3.4%
Chesapeake Energy Corp., 7%, 2014 ........         $  184,000   $     186,990
Chesapeake Energy Corp., 6.375%, 2015 ....            430,000         425,700
Chesapeake Energy Corp., 6.875%, 2016 ....            285,000         287,494
Hilcorp Energy I, 9%, 2016 (n) ...........            225,000         237,938
Newfield Exploration Co., 6.625%, 2014 ...            365,000         365,000
Quicksilver Resources, Inc.,
  7.125%, 2016 ...........................            305,000         298,138
Whiting Petroleum Corp., 7%, 2014 ........            195,000         194,513
                                                                -------------
                                                                $   1,995,773
                                                                -------------
ENTERTAINMENT - 1.1%
AMC Entertainment, Inc., 9.5%, 2011 ......         $  160,000   $     160,600
AMC Entertainment, Inc., 11%, 2016 .......            165,000         185,213
Six Flags, Inc., 8.875%, 2010 ............            175,000         169,313
Six Flags, Inc., 9.75%, 2013 .............            139,000         130,486
                                                                -------------
                                                                $     645,612
                                                                -------------
FINANCIAL INSTITUTIONS - 2.6%
General Motors Acceptance Corp.,
  6.875%, 2011 ...........................         $  550,000   $     564,134
General Motors Acceptance Corp.,
  6.75%, 2014 ............................            945,000         970,641
                                                                -------------
                                                                $   1,534,775
                                                                -------------
FOOD & BEVERAGES - 1.0%
B&G Foods Holding Corp., 8%, 2011 ........         $  175,000   $     176,750
Dole Foods Co., Inc., 8.875%, 2011 .......            155,000         152,675
Michael Foods, Inc., 8%, 2013 ............            250,000         259,375
                                                                -------------
                                                                $     588,800
                                                                -------------
FOREST & PAPER PRODUCTS - 2.5%
Buckeye Technologies, Inc., 8%, 2010 .....         $   65,000   $      65,000
Buckeye Technologies, Inc., 8.5%, 2013 ...            375,000         395,625
Jefferson Smurfit Corp., 8.25%, 2012 .....            351,000         342,225
JSG Funding PLC, 7.75%, 2015 .............             25,000          24,000
MDP Acquisitions PLC, 9.625%, 2012 .......            205,000         217,300
Millar Western Forest Products Ltd.,
  7.75%, 2013 ............................            140,000         125,650
Verso Paper Holdings LLC,
  9.125%, 2014 (n) .......................            130,000         135,525
Verso Paper Holdings LLC,
  11.375%, 2016 (n) ......................            155,000         162,750
                                                                -------------
                                                                $   1,468,075
                                                                -------------
GAMING & LODGING - 6.3%
Greektown Holdings, 10.75%, 2013 (n) .....         $  220,000   $     229,900
Harrah's Entertainment, Inc., 5.75%, 2017 ..          630,000         527,818
Majestic Star Casino LLC, 9.75%, 2011 ....            250,000         247,500
Mandalay Resort Group, 9.375%, 2010 ......            175,000         187,250
MGM Mirage, Inc., 8.5%, 2010 .............            140,000         149,800
MGM Mirage, Inc., 8.375%, 2011 ...........            325,000         337,188
MGM Mirage, Inc., 6.75%, 2013 ............            200,000         195,500
MGM Mirage, Inc., 5.875%, 2014 ...........            195,000         180,375
MGM Mirage, Inc., 6.875%, 2016 ...........            175,000         168,000
Pinnacle Entertainment, Inc., 8.25%, 2012 ..          185,000         186,850
Pokagon Gaming Authority,
  10.375%, 2014 (n) ......................            130,000         142,350
Station Casinos, Inc., 6.5%, 2014 ........            590,000         524,363
Trump Entertainment Resorts Holdings,
  Inc.,8.5%, 2015 ........................            185,000         184,075
Wimar Opco LLC, 9.625%, 2014 (z) .........            165,000         163,350
Wynn Las Vegas LLC, 6.625%, 2014 .........            310,000         308,063
                                                                -------------
                                                                $   3,732,382
                                                                -------------
INDUSTRIAL - 2.7%
Amsted Industries, Inc., 10.25%, 2011(z) ..        $  300,000   $     321,000
Blount, Inc., 8.875%, 2012 ...............            245,000         249,900
Education Management LLC,
  8.75%, 2014 (n) ........................            175,000         181,125
Education Management LLC,
  10.25%, 2016 (n) .......................            135,000         142,763
JohnsonDiversey Holdings, Inc., "B",
  9.625%, 2012 ...........................            370,000         387,575
JohnsonDiversey Holdings, Inc.,
  0% to 2007, 10.67% to 2013 .............             56,000          54,040
Knowledge Learning Corp.,
  7.75%, 2015 (z) ........................            125,000         119,688
RBS Global & Rexnord Corp.,
  9.5%, 2014 (n) .........................            120,000         124,800
                                                                -------------
                                                                $   1,580,891
                                                                -------------
MACHINERY & TOOLS - 1.2%
Case Corp., 7.25%, 2016 ..................         $  125,000   $     126,563
Case New Holland, Inc., 9.25%, 2011 ......            100,000         105,875
Case New Holland, Inc., 7.125%, 2014 .....            460,000         466,900
                                                                -------------
                                                                $     699,338
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 7.1%
CDRV Investors, Inc., 0% to 2010,
  9.625% to 2015 .........................         $  295,000   $     228,625
DaVita, Inc., 6.625%, 2013 ...............            125,000         125,313
DaVita, Inc., 7.25%, 2015 ................            445,000         453,900
HCA, Inc., 6.375%, 2015 ..................            710,000         601,725
HCA, Inc., 9.25%, 2016 (n) ...............            810,000         867,713
HealthSouth Corp., 10.75%, 2016 (n) ......            280,000         301,350
Omnicare, Inc., 6.875%, 2015 .............            315,000         311,063
Psychiatric Solutions, Inc., 7.75%, 2015 .            165,000         164,588
Select Medical Corp., 7.625%, 2015 .......            260,000         215,800
Tenet Healthcare Corp., 9.25%, 2015 ......            260,000         260,000
U.S. Oncology, Inc., 10.75%, 2014 ........            365,000         403,325
Vanguard Health Holding II, 9%, 2014 .....            295,000         298,688
                                                                -------------
                                                                $   4,232,090
                                                                -------------
METALS & MINING - 3.8%
Aleris International, Inc., 10%, 2016 (z)          $  100,000   $     101,000
Arch Western Finance LLC, 6.75%, 2013 ....            470,000         466,475
Chaparral Steel Co., 10%, 2013 ...........            225,000         251,156
FMG Finance Ltd., 10.625%, 2016 (n) ......            340,000         364,650
Griffin Coal Mining Co., 9.5%, 2016 (z) ..            143,000         147,290
Massey Energy Co., 6.875%, 2013 ..........            330,000         310,200
Peabody Energy Corp., 5.875%, 2016 .......            275,000         268,125
Peabody Energy Corp., 7.375%, 2016 .......            175,000         186,375
PNA Group, Inc., 10.75%, 2016 (n) ........            155,000         160,231
                                                                -------------
                                                                $   2,255,502
                                                                -------------
NATURAL GAS - DISTRIBUTION - 0.3%
AmeriGas Partners LP, 7.125%, 2016 .......         $  175,000   $     175,000
                                                                -------------
NATURAL GAS - PIPELINE - 3.1%
ANR Pipeline Co., 9.625%, 2021 ...........         $  108,000   $     143,319
Atlas Pipeline Partners LP, 8.125%, 2015 .            185,000         190,088
Colorado Interstate Gas Co.,
  5.95%, 2015 ............................            140,000         138,133
El Paso Energy Corp., 7%, 2011 ...........            335,000         347,563
El Paso Energy Corp., 7.75%, 2013 ........            260,000         272,025
El Paso Performance-Linked Trust,
  7.75%, 2011 (n) ........................            335,000         354,263
Transcontinental Gas Pipe Line Corp.,
  7%, 2011 ...............................            135,000         138,713
Williams Cos., Inc., 7.125%, 2011 ........            132,000         137,280
Williams Partners LP, 7.25%, 2017 (z) ....            140,000         142,800
                                                                -------------
                                                                $   1,864,184
                                                                -------------
NETWORK & TELECOM - 3.9%
Cincinnati Bell, Inc., 8.375%, 2014 ......         $  300,000   $     308,250
Citizens Communications Co.,
  9.25%, 2011 ............................            225,000         248,906
Hawaiian Telecom Communications, Inc.,
  9.75%, 2013 ............................            165,000         165,413
Nordic Telephone Co. Holdings,
  8.875%, 2016 (n) .......................            255,000         272,850
Qwest Capital Funding, Inc., 7.25%, 2011 .            175,000         178,719
Qwest Corp., 7.875%, 2011 ................            195,000         207,675
Qwest Corp., 8.875%, 2012 ................            370,000         412,088
Time Warner Telecom Holdings, Inc.,
  9.25%, 2014 ............................            180,000         192,375
Windstream Corp., 8.625%, 2016 (n) .......            285,000         312,075
                                                                -------------
                                                                $   2,298,351
                                                                -------------
OIL SERVICES - 1.2%
Basic Energy Services, Inc.,
  7.125%, 2016 ...........................         $  325,000   $     320,125
GulfMark Offshore, Inc., 7.75%, 2014 .....            180,000         183,600
Hanover Compressor Co., 9%, 2014 .........            190,000         205,200
                                                                -------------
                                                                $     708,925
                                                                -------------
PHARMACEUTICALS - 0.3%
Warner Chilcott Corp., 8.75%, 2015 .......         $  192,000   $     196,800
                                                                -------------
PRINTING & PUBLISHING - 3.6%
American Media Operations, Inc.,
  10.25%, 2009 ...........................         $  110,000   $     106,563
American Media Operations, Inc.,
  8.875%, 2011 ...........................             75,000          68,438
Dex Media, Inc., 0% to 2008,
  9% to 2013 .............................            425,000         379,313
Dex Media, Inc., 0% to 2008,
  9% to 2013 .............................            300,000         267,750
Idearc, Inc., 8%, 2016 (n) ...............            590,000         598,850
MediaNews Group, Inc., 6.875%, 2013 ......            330,000         298,650
PRIMEDIA, Inc., 8%, 2013 .................             80,000          77,400
R.H. Donnelley Corp., 8.875%, 2016 .......            305,000         320,250
                                                                -------------
                                                                $   2,117,214
                                                                -------------
RAILROAD & SHIPPING - 0.4%
TFM S.A. de C.V., 9.375%, 2012 ...........         $  202,000   $     215,635
TFM S.A. de C.V., 12.5%, 2012 ............             26,000          28,080
                                                                -------------
                                                                $     243,715
                                                                -------------
RESTAURANTS - 0.3%
Denny's Corp. Holdings, Inc., 10%, 2012 ..         $  150,000   $     158,250
                                                                -------------
RETAILERS - 1.5%
Buhrmann U.S., Inc., 7.875%, 2015 ........         $  195,000   $     190,125
Couche-Tard, Inc., 7.5%, 2013 ............            180,000         184,050
Jean Coutu Group (PJC), Inc.,
  7.625%, 2012 ...........................            160,000         168,400
Neiman Marcus Group, Inc., 9%, 2015 ......            185,000         201,881
Neiman Marcus Group, Inc.,
  10.375%, 2015 ..........................            115,000         127,938
                                                                -------------
                                                                $     872,394
                                                                -------------
SPECIALTY STORES - 1.3%
GSC Holdings Corp., 8%, 2012 .............         $  250,000   $     261,250
Michaels Stores, Inc., 11.375%, 2016 (n) .            295,000         307,538
Payless ShoeSource, Inc., 8.25%, 2013 ....            210,000         218,400
                                                                -------------
                                                                $     787,188
                                                                -------------
TELECOMMUNICATIONS - WIRELESS - 1.9%
Centennial Communications Corp.,
  10%, 2013 ..............................         $   50,000   $      53,188
Centennial Communications Corp.,
  10.125%, 2013 ..........................            120,000         129,300
Rogers Wireless, Inc., 6.375%, 2014 ......            250,000         253,125
Rogers Wireless, Inc., 7.5%, 2015 ........            175,000         189,875
Rural Cellular Corp., 9.875%, 2010 .......            210,000         223,388
Wind Acquisition Finance S.A.,
  10.75%, 2015 (n) .......................            250,000         284,375
                                                                -------------
                                                                $   1,133,251
                                                                -------------
TOBACCO - 0.6%
Reynolds American, Inc., 7.25%, 2012 .....         $  185,000   $     192,863
Reynolds American, Inc., 7.3%, 2015 ......            155,000         160,881
                                                                -------------
                                                                $     353,744
                                                                -------------
TRANSPORTATION - SERVICES - 1.0%
Hertz Corp., 8.875%, 2014 (n) ............         $  360,000   $     377,100
Stena AB, 7%, 2016 .......................            221,000         209,950
                                                                -------------
                                                                $     587,050
                                                                -------------
U.S. TREASURY OBLIGATIONS - 2.0%
U.S. Treasury Bonds, 4.5%, 2036 ..........         $1,244,000   $   1,182,967
                                                                -------------
UTILITIES - ELECTRIC POWER - 3.7%
Edison Mission Energy, 7.75%, 2016 .......         $  125,000   $     132,500
Midwest Generation LLC, 8.75%, 2034 ......            360,000         390,600
Mirant North American LLC,
  7.375%, 2013 ...........................            240,000         243,600
Mission Energy Holding Co., 13.5%, 2008 ..            250,000         275,625
NRG Energy, Inc., 7.375%, 2016 ...........            775,000         778,875
NRG Energy, Inc., 7.375%, 2017 ...........             90,000          90,225
Reliant Energy, Inc., 6.75%, 2014 ........            115,000         112,413
Reliant Resources, Inc., 9.25%, 2010 .....            140,000         147,000
                                                                -------------
                                                                $   2,170,838
                                                                -------------
  TOTAL BONDS
    (IDENTIFIED COST, $51,348,049) ..........................   $  52,684,656
                                                                -------------
COMMON STOCKS - 1.3%
CHEMICALS - 0.3%
Huntsman Corp. (a) .......................              9,100   $     172,627
                                                                -------------
CONTAINERS - 0.3%
Crown Holdings, Inc. (a) .................              7,700   $     161,084
                                                                -------------
ENERGY - INDEPENDENT - 0.4%
Chesapeake Energy Corp. ..................              2,100   $      61,005
Foundation Coal Holdings, Inc. ...........              5,760         182,938
                                                                -------------
                                                                $     243,943
                                                                -------------
MACHINERY & TOOLS - 0.1%
Titan International, Inc. ................              3,300   $      66,495
                                                                -------------
METALS & MINING - 0.0%
Oxford Automotive, Inc. (a) ..............                 53   $           0
                                                                -------------
PRINTING & PUBLISHING - 0.0%
Golden Books Family
  Entertainment, Inc. (a) ................             21,250   $           0
                                                                -------------
TELEPHONE SERVICES - 0.2%
Windstream Corp. .........................             10,100   $     143,622
                                                                -------------
  TOTAL COMMON STOCKS
    (IDENTIFIED COST, $764,905) .............................   $     787,771
                                                                -------------
FLOATING RATE LOANS(g)(r) - 6.6%
AUTOMOTIVE - 1.9%
Ford Motor Co., Term Loan B,
  8.36%, 2013 ............................         $  555,887   $     556,003
General Motors, Term Loan B,
  7.745%, 2013 (o) .......................            397,378         397,461
Mark IV Industries, Inc., Second Lien Term
  Loan, 2011 (o) .........................            169,464         169,605
                                                                -------------
                                                                $   1,123,069
                                                                -------------
CONTAINERS - 0.4%
Altivity Packaging LLC, Second Lien Term
  Loan, 10.35%, 2013 .....................         $   50,424   $      50,907
Altivity Packaging LLC, Second Lien Term
  Loan, 10.3494%, 2013 ...................            157,576         158,955
                                                                -------------
                                                                $     209,862
                                                                -------------
ENERGY - INDEPENDENT - 0.2%
MEG Energy Corp., Bridge Term Loan,
  10.12%, 2013 ...........................         $  142,720   $     142,006
                                                                -------------
FOOD & BEVERAGES - 0.3%
Dole Food Co., Inc., Letter of Credit,
  5.2438%, 2013 (o) ......................         $   13,949   $      13,842
Dole Food Co., Inc., Term Loan,
  7.5455%, 2013 (o) ......................             31,149          30,910
Dole Food Co., Inc., Term Loan C,
  7.4603%, 2013 (o) ......................            103,831         103,035
                                                                -------------
                                                                $     147,787
                                                                -------------
FOREST & PAPER PRODUCTS - 0.5%
Georgia-Pacific Corp., Term Loan,
  7.3561%, 2012 ..........................         $  292,261   $     293,654
Georgia-Pacific Corp., Term Loan
  B-2, 2013 (o) ..........................             19,153          19,241
                                                                -------------
                                                                $     312,895
                                                                -------------
GAMING & LODGING - 0.5%
Gulfside Casino, Term Loan B,
  10.3703%, 2012 .........................         $  318,909   $     320,504
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.5%
HCA, Inc., Term Loan B, 8.1138%, 2013 ....         $  289,251   $     292,472
                                                                -------------
POLLUTION CONTROL - 0.3%
Allied Waste North America, Inc., Term
  Loan, 7.1576%, 2012 ....................         $   93,400   $      93,497
Allied Waste North America, Inc., Term
  Loan A, 7.27%, 2012 ....................             41,418          41,501
                                                                -------------
                                                                $     134,998
                                                                -------------
PRINTING & PUBLISHING - 1.5%
Idearc, Inc., Term Loan B, 7.35%, 2014 ...         $  655,458   $     658,736
Nielsen Finance LLC, Term Loan B,
  8.1254%, 2013 ..........................            249,077         250,767
                                                                -------------
                                                                $     909,503
                                                                -------------
SPECIALTY STORES - 0.5%
Michaels Stores, Inc., Term Loan,
  8.375%, 2013 ...........................         $  285,715   $     287,323
                                                                -------------
  TOTAL FLOATING RATE LOANS
    (IDENTIFIED COST, $3,867,689) ...........................   $   3,880,419
                                                                -------------
CONVERTIBLE PREFERRED STOCKS - 0.1%
REAL ESTATE - 0.1%
Mills Corp., "F", 6.75%
  (Identified Cost, $77,375) .............                100   $      89,625
                                                                -------------
PREFERRED STOCKS - 0.1%
BROADCASTING - 0.1%
ION Media Networks, Inc. (p) .............                  8   $      59,200
                                                                -------------
REAL ESTATE - 0.0%
HRPT Properties Trust, REIT, "B" .........                200   $       5,142
                                                                -------------
  TOTAL PREFERRED STOCKS
    (IDENTIFIED COST, $69,456) ..............................   $      64,342
                                                                -------------

                             STRIKE       FIRST
ISSUER                        PRICE    EXERCISE     SHARE/PAR       VALUE ($)

WARRANTS - 0.0%
BUSINESS SERVICES - 0.0%
Loral Space &
  Communications Ltd. (a) .   $0.14     1/28/97         1,000   $           0
Loral Space &
  Communications Ltd. (a) .   $0.14     1/28/97         1,100               0
                                                                -------------
                                                                $           0
                                                                -------------
NETWORK & TELECOM - 0.0%
Knology, Inc. (a)(z) ......   $0.10    11/22/97           500   $       1,249
                                                                -------------
  TOTAL WARRANTS
    (IDENTIFIED COST, $29,924) ............................     $       1,249
                                                                -------------

ISSUER                                             SHARES/PAR       VALUE ($)

CONVERTIBLE BONDS - 0.4%
AUTOMOTIVE - 0.4%
Ford Motor Co., 4.25%, 2036
  (Identified Cost, $215,000) ............         $  215,000   $     229,781
                                                                -------------

SHORT-TERM OBLIGATIONS - 1.7%
General Electric Capital Corp., 5.29%,
  due 1/02/07, at Amortized Cost
  and Value (y) ..........................         $  982,000   $     981,856
                                                                -------------
  TOTAL INVESTMENTS
    (IDENTIFIED COST, $57,354,254) (k) ......................   $  58,719,699
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES - 0.9% ...................................         553,979
                                                                -------------
  NET ASSETS - 100.0% .......................................   $  59,273,678
                                                                -------------

         See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2006

MONEY MARKET VARIABLE ACCOUNT

ISSUER                                             SHARES/PAR       VALUE ($)
CERTIFICATES OF DEPOSIT - 8.8%
OTHER BANKS & DIVERSIFIED FINANCIALS - 8.8%
Barclays Bank PLC, NY, 5.31%, due 1/22/07          $1,207,000   $   1,207,000
Credit Suisse, NY, 5.31%, due 2/28/07 ....          1,448,000       1,448,000
UBS AG, Stamford CT Branch,
  5.355%, due 3/06/07 ....................          1,530,000   $   1,530,000
                                                                -------------
  TOTAL CERTIFICATES OF DEPOSIT,
    AT AMORTIZED COST AND VALUE .............................      $4,185,000
                                                                -------------
COMMERCIAL PAPER(y) - 85.5%
ASSET BACKED & SECURITIZED - 3.1%
Yorktown Capital LLC,
  5.26%, due 1/04/07 (t) .................         $1,495,000   $   1,494,345
                                                                -------------
BROKERAGE & ASSET MANAGERS - 6.3%
Merrill Lynch & Co., Inc.,
  5.22%, due 2/23/07 .....................         $1,583,000   $   1,570,835
Morgan Stanley, Inc., 5.25%, due 2/21/07 .          1,450,000       1,439,216
                                                                -------------
                                                                $   3,010,051
                                                                -------------
FINANCIAL INSTITUTIONS - 54.9%
Alpine Securitization Corp.,
  5.23%, due 1/02/07 (t) .................         $1,494,000   $   1,493,783
American General Finance Corp.,
  5.19%, due 5/11/07 .....................          1,452,000       1,424,787
Barton Capital LLC,
  5.26%, due 1/10/07 (t) .................          1,494,000       1,492,035
Bryant Park Funding LLC,
  5.25%, due 1/18/07 (t) .................          1,540,000       1,536,182
CAFCO LLC, 5.26%, due 1/05/07 (t) ........          1,416,000       1,415,172
CRC Funding LLC, 5.25%, due 1/11/07 (t) ..          1,494,000       1,491,821
Ciesco LLC, 5.26%,
  due 1/04/07 - 2/09/07 (t) ..............          1,450,000       1,446,998
Citibank Credit Card Issuance Trust,
  5.27%, due 1/12/07 (t) .................          1,474,000       1,471,626
Fairway Finance Corp.,
  5.265%, due 1/12/07 (t) ................          1,000,000         998,391
Govco, Inc., 5.25%, due 1/18/07 (t) ......          1,000,000         997,521
Govco, Inc., 5.26%, due 2/05/07 (t) ......            496,000         493,464
Jupiter Securitization Co., LLC,
  5.25%, due 1/25/07 - 2/01/07 (t) .......          1,459,000       1,453,557
Kitty Hawk Funding Corp.,
  5.25%, due 3/30/07 (t) .................          1,440,000       1,421,520
Old Line Funding LLC,
  5.33%, due 1/02/07 (t) .................            126,000         125,981
Old Line Funding LLC,
  5.28%, due 1/26/07 (t) .................          1,463,000       1,457,636
Ranger Funding Co. LLC,
  5.25%, due 3/12/07 (t) .................          1,468,000       1,453,014
Regency Markets No. 1, LLC,
  5.28%, due 1/08/07 (t) .................            700,000         699,281
Scaldis Capital LLC,
  5.25%, due 1/16/07 (t) .................          1,541,000       1,537,629
Sheffield Receivables Corp.,
  5.25%, due 1/22/07 (t) .................            722,000         719,789
Thunder Bay Funding LLC,
  5.25%, due 1/10/07 (t) .................          1,542,000       1,539,976
Windmill Funding Corp.,
  5.26%, due 2/02/07 (t) .................          1,458,000       1,451,183
                                                                -------------
                                                                $  26,121,346
                                                                -------------
FOOD & BEVERAGES - 1.2%
Archer Daniels Midland Co.,
  5.27%, due 1/17/07 (t) .................         $  575,000   $     573,653
                                                                -------------

MAJOR BANKS - 5.7%
HBOS Treasury Services PLC,
  5.26%, due 1/30/07 .....................         $  368,000   $     366,441
Royal Bank of Canada,
  5.27%, due 2/05/07 .....................            199,000         197,980
Royal Bank of Canada,
  5.28%, due 2/05/07 .....................            750,000         746,150
Societe Generale North America,
  5.27%, due 2/09/07 .....................            200,000         198,858
Societe Generale North America,
  5.25%, due 3/08/07 .....................          1,200,000       1,188,450
                                                                -------------
                                                                $   2,697,879
                                                                -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 14.3%
Calyon North America, Inc.,
  5.27%, due 2/20/07 .....................         $1,365,000   $   1,355,075
Citigroup Funding, Inc.,
  5.245%, due 1/16/07 ....................            525,000         523,853
Citigroup Funding, Inc.,
  5.26%, due 2/15/07 .....................            933,000         926,866
Depfa Bank PLC, 5.25%, due 1/22/07 (t) ...          1,570,000       1,565,192
Dexia Delaware LLC, 5.26%, due 1/16/07 ...            968,000         965,878
Svenska Handelsbanken, Inc.,
  5.23%, due 2/28/07 .....................          1,467,000       1,454,639
                                                                -------------
                                                                $   6,791,503
                                                                -------------
  TOTAL COMMERCIAL PAPER,
    AT AMORTIZED COST AND VALUE .............................   $  40,688,777
                                                                -------------

REPURCHASE AGREEMENTS - 5.9%
Merrill Lynch, 5.32%, dated 12/29/06,
  due 1/02/07, total to be received
  $2,798,653 (secured by various U.S.
  Treasury and Federal Agency obligations
  and Mortgage Backed securities in a
  jointly traded account), at Cost .......         $2,797,000   $   2,797,000
                                                                -------------
  TOTAL INVESTMENTS,
    AT AMORTIZED COST AND VALUE .............................   $  47,670,777
                                                                -------------

OTHER ASSETS,
  LESS LIABILITIES - (0.2)% .................................         (80,146)
                                                                -------------
  NET ASSETS - 100.0% .......................................   $  47,590,631
                                                                -------------

         See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2006

TOTAL RETURN VARIABLE ACCOUNT

ISSUER                                             SHARES/PAR       VALUE ($)
COMMON STOCKS - 60.0%
AEROSPACE - 2.0%
Lockheed Martin Corp. ....................             20,970   $   1,930,708
Northrop Grumman Corp. ...................             10,650         721,005
United Technologies Corp. ................             15,590         974,687
                                                                -------------
                                                                $   3,626,400
                                                                -------------
ALCOHOLIC BEVERAGES - 0.5%
Diageo PLC ...............................             33,416   $     656,122
Molson Coors Brewing Co. .................              3,580         273,655
                                                                -------------
                                                                $     929,777
                                                                -------------
APPAREL MANUFACTURERS - 0.4%
Hanesbrands, Inc. (a) ....................              1,172   $      27,683
NIKE, Inc., "B" ..........................              7,520         744,706
                                                                -------------
                                                                $     772,389
                                                                -------------
AUTOMOTIVE - 0.3%
Johnson Controls, Inc. ...................              6,250   $     537,000
                                                                -------------
BIOTECHNOLOGY - 1.0%
Amgen, Inc. (a) ..........................             22,710   $   1,551,320
Millipore Corp. (a) ......................              3,970         264,402
                                                                -------------
                                                                $   1,815,722
                                                                -------------
BROADCASTING - 1.4%
CBS Corp., "B" ...........................             26,684   $     832,007
E.W. Scripps Co., "A" ....................              8,450         421,993
Idearc, Inc. (a) .........................              2,601          74,519
Time Warner, Inc. ........................              8,260         179,903
Viacom, Inc., "B" (a) ....................             11,475         470,819
Walt Disney Co. ..........................              4,210         144,277
WPP Group PLC ............................             24,400         329,989
                                                                -------------
                                                                $   2,453,507
                                                                -------------
BROKERAGE & ASSET MANAGERS - 2.5%
Franklin Resources, Inc. .................              5,300   $     583,901
Goldman Sachs Group, Inc. ................              4,930         982,795
KKR Private Equity Investments LP, IEU ...              6,600         150,810
Lehman Brothers Holdings, Inc. ...........              9,840         768,701
Mellon Financial Corp. ...................             20,200         851,430
Merrill Lynch & Co., Inc. ................              7,650         712,215
Morgan Stanley ...........................              6,360         517,895
                                                                -------------
                                                                $   4,567,747
                                                                -------------
BUSINESS SERVICES - 0.2%
Accenture Ltd., "A" ......................             11,290   $     416,940
                                                                -------------
CHEMICALS - 1.1%
3M Co. ...................................              3,480   $     271,196
Dow Chemical Co. .........................              6,330         252,820
Nalco Holding Co. (a) ....................             12,180         249,203
PPG Industries, Inc. .....................             11,010         706,952
Syngenta AG ..............................              2,460         457,529
                                                                -------------
                                                                $   1,937,700
                                                                -------------
COMPUTER SOFTWARE - 1.4%
Compuware Corp. (a) ......................            163,480   $   1,361,788
Oracle Corp. (a) .........................             29,610         507,515
Symantec Corp. (a) .......................             34,830         726,205
                                                                -------------
                                                                $   2,595,508
                                                                -------------
COMPUTER SOFTWARE - SYSTEMS - 0.3%
Hewlett-Packard Co. ......................             14,480   $     596,431
                                                                -------------
CONSTRUCTION - 1.5%
D.R. Horton, Inc. ........................              7,700   $     203,973
Masco Corp. ..............................             77,310       2,309,250
Sherwin-Williams Co. .....................              2,850         181,203
Toll Brothers, Inc. (a) ..................              2,760          88,955
                                                                -------------
                                                                $   2,783,381
                                                                -------------
CONSUMER GOODS & SERVICES - 0.7%
Alberto Culver Co. .......................             20,510   $     439,940
Estee Lauder Cos., Inc., "A" .............             19,030         776,805
                                                                -------------
                                                                $   1,216,745
                                                                -------------
CONTAINERS - 1.0%
Owens-Illinois, Inc. (a) .................             99,460   $   1,835,037
Smurfit-Stone Container Corp. (a) ........              6,080          64,205
                                                                -------------
                                                                $   1,899,242
                                                                -------------
ELECTRICAL EQUIPMENT - 2.4%
Cooper Industries Ltd., "A" ..............                750   $      67,822
General Electric Co. .....................             30,920       1,150,533
Rockwell Automation, Inc. ................              7,760         473,981
Tyco International Ltd. ..................             70,130       2,131,952
W.W. Grainger, Inc. ......................              6,620         463,003
                                                                -------------
                                                                $   4,287,291
                                                                -------------
ELECTRONICS - 0.4%
Analog Devices, Inc. .....................              1,590   $      52,263
Applied Materials, Inc. ..................              3,720          68,634
Intel Corp. ..............................             29,970         606,892
                                                                -------------
                                                                $     727,789
                                                                -------------
ENERGY - INDEPENDENT - 2.1%
Apache Corp. .............................             22,790   $   1,515,763
Devon Energy Corp. .......................             28,190       1,890,985
EOG Resources, Inc. ......................              3,310         206,709
Sunoco, Inc. .............................              3,500         218,260
                                                                -------------
                                                                $   3,831,717
                                                                -------------
ENERGY - INTEGRATED - 3.7%
Chevron Corp. ............................              8,935   $     656,991
ConocoPhillips ...........................             10,170         731,731
Exxon Mobil Corp. ........................             31,742       2,432,389
Hess Corp. ...............................             28,550       1,415,224
Royal Dutch Shell PLC, ADR ...............              2,560         181,222
TOTAL S.A., ADR ..........................             18,870       1,357,130
                                                                -------------
                                                                $   6,774,687
                                                                -------------
FOOD & BEVERAGES - 1.5%
Coca-Cola Co. ............................              6,970   $     336,302
General Mills, Inc. ......................              3,170         182,592
Kellogg Co. ..............................             13,550         678,313
Nestle S.A ...............................              1,694         601,774
PepsiCo, Inc. ............................              7,660         479,133
Tyson Foods, Inc., "A" ...................             22,190         365,025
                                                                -------------
                                                                $   2,643,139
                                                                -------------
FOOD & DRUG STORES - 0.4%
CVS Corp. ................................             14,430   $     446,031
Kroger Co. ...............................              6,930         159,875
Sally Beauty Holdings, Inc. (a) ..........             22,810         177,918
                                                                -------------
                                                                $     783,824
                                                                -------------
FOREST & PAPER PRODUCTS - 0.7%
Bowater, Inc. ............................             35,930   $     808,425
International Paper Co. ..................              5,100         173,910
MeadWestvaco Corp. .......................              7,940         238,676
                                                                -------------
                                                                $   1,221,011
                                                                -------------
GENERAL MERCHANDISE - 0.6%
Federated Department Stores, Inc. ........             26,010   $     991,761
Wal-Mart Stores, Inc. ....................              3,490         161,168
                                                                -------------
                                                                $   1,152,929
                                                                -------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.5%
UnitedHealth Group, Inc. .................              1,880   $     101,012
WellPoint, Inc. (a) ......................              9,120         717,653
                                                                -------------
                                                                $     818,665
                                                                -------------
INSURANCE - 5.2%
Aflac, Inc. ..............................              9,930   $     456,780
Allstate Corp. ...........................             33,570       2,185,743
Chubb Corp. ..............................              4,120         217,989
Conseco, Inc. (a) ........................             60,200       1,202,796
Genworth Financial, Inc., "A" ............             66,020       2,258,544
Hartford Financial Services Group, Inc. ..              9,380         875,248
MetLife, Inc. ............................             17,370       1,025,004
St. Paul Travelers Cos., Inc. ............             21,920       1,176,885
                                                                -------------
                                                                $   9,398,989
                                                                -------------
LEISURE & TOYS - 0.3%
Hasbro, Inc. .............................              3,910   $     106,548
Mattel, Inc. .............................             22,260         504,412
                                                                -------------
                                                                $     610,960
                                                                -------------
MACHINERY & TOOLS - 0.7%
Deere & Co. ..............................             13,210   $   1,255,875
Finning International, Inc. (n) ..........                440          18,051
Illinois Tool Works, Inc. ................              1,450          66,975
                                                                -------------
                                                                $   1,340,901
                                                                -------------
MAJOR BANKS - 6.3%
Bank of America Corp. ....................             66,418   $   3,546,057
Bank of New York Co., Inc. ...............             66,530       2,619,286
JPMorgan Chase & Co. .....................             58,342       2,817,919
PNC Financial Services Group, Inc. .......             17,060       1,263,122
SunTrust Banks, Inc. .....................             14,640       1,236,348
                                                                -------------
                                                                $  11,482,732
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.4%
Caremark Rx, Inc. ........................              5,550   $     316,960
Tenet Healthcare Corp. (a) ...............             65,340         455,420
                                                                -------------
                                                                $     772,380
                                                                -------------
MEDICAL EQUIPMENT - 1.1%
Boston Scientific Corp. (a) ..............             44,010   $     756,092
Pall Corp. ...............................             33,540       1,158,807
                                                                -------------
                                                                $   1,914,899
                                                                -------------
METALS & MINING - 0.1%
BHP Billiton PLC .........................             11,240   $     205,727
                                                                -------------
NATURAL GAS - DISTRIBUTION - 0.1%
Questar Corp. ............................              2,150   $     178,557
                                                                -------------
NATURAL GAS - PIPELINE - 0.6%
Williams Cos., Inc. ......................             38,800   $   1,013,456
                                                                -------------
NETWORK & TELECOM - 1.4%
Cisco Systems, Inc. (a) ..................             17,510   $     478,548
Nortel Networks Corp. (a) ................             75,337       2,013,758
                                                                -------------
                                                                $   2,492,306
                                                                -------------
OIL SERVICES - 0.9%
GlobalSantaFe Corp. ......................             13,480   $     792,354
Noble Corp. ..............................             10,985         836,508
                                                                -------------
                                                                $   1,628,862
                                                                -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 3.8%
American Express Co. .....................             10,460   $     634,608
Capital One Financial Corp. ..............              2,630         202,037
Citigroup, Inc. ..........................             48,576       2,705,683
Countrywide Financial Corp. ..............              8,100         343,845
Fannie Mae ...............................             19,130       1,136,131
Freddie Mac ..............................              2,490         169,071
New York Community Bancorp, Inc. .........             41,110         661,871
SLM Corp. ................................              4,740         231,170
UBS AG ...................................              7,572         460,010
UBS AG ...................................              6,330         381,889
                                                                -------------
                                                                $   6,926,315
                                                                -------------
PHARMACEUTICALS - 3.2%
Abbott Laboratories ......................              4,050   $     197,275
Eli Lilly & Co. ..........................             14,350         747,635
Johnson & Johnson ........................             29,380       1,939,668
Merck & Co., Inc. ........................              8,730         380,628
Warner Chilcott Ltd., "A" (a) ............             23,360         322,835
Wyeth ....................................             43,390       2,209,419
                                                                -------------
                                                                $   5,797,460
                                                                -------------
PRINTING & PUBLISHING - 0.9%
New York Times Co., "A" ..................             65,610   $   1,598,260
                                                                -------------
RAILROAD & SHIPPING - 0.6%
Burlington Northern Santa Fe Corp. .......              7,600   $     560,956
Norfolk Southern Corp. ...................             10,960         551,178
                                                                -------------
                                                                $   1,112,134
                                                                -------------
SPECIALTY CHEMICALS - 0.4%
Air Products & Chemicals, Inc. ...........              7,610   $     534,831
Praxair, Inc. ............................              3,630         215,368
                                                                -------------
                                                                $     750,199
                                                                -------------
SPECIALTY STORES - 0.4%
OfficeMax, Inc. ..........................             16,060   $     797,379
                                                                -------------
TELECOMMUNICATIONS - WIRELESS - 0.2%
Vodafone Group PLC, ADR ..................             12,869   $     357,501
                                                                -------------
TELEPHONE SERVICES - 2.2%
AT&T, Inc. ...............................             15,604   $     557,843
Embarq Corp. .............................              8,700         457,272
Qwest Communications International,
  Inc. (a) ...............................             27,000         225,990
Sprint Nextel Corp. ......................             26,600         502,474
TELUS Corp. ..............................              4,130         189,748
TELUS Corp. (non-voting shares) ..........              1,300          58,064
Verizon Communications, Inc. .............             56,390       2,099,964
                                                                -------------
                                                                $   4,091,355
                                                                -------------
TOBACCO - 1.8%
Altria Group, Inc. .......................             37,460   $   3,214,817
                                                                -------------
TRUCKING - 0.0%
Con-way, Inc. ............................                610   $      26,864
                                                                -------------
UTILITIES - ELECTRIC POWER - 2.8%
Dominion Resources, Inc. .................             11,640   $     975,898
Edison International .....................              5,890         267,877
Entergy Corp. ............................              2,560         236,339
FirstEnergy Corp. ........................              4,500         271,350
FPL Group, Inc. ..........................             41,150       2,239,383
NRG Energy, Inc. (a) .....................              6,230         348,942
PPL Corp. ................................              2,480          88,883
Public Service Enterprise Group, Inc. ....              6,640         440,763
TXU Corp. ................................              4,550         246,655
                                                                -------------
                                                                $   5,116,090
                                                                -------------
  TOTAL COMMON STOCKS
    (IDENTIFIED COST, $91,766,887) ..........................   $ 109,217,684
                                                                -------------
BONDS - 39.1%
AEROSPACE - 0.1%
Boeing Capital Corp., 6.5%, 2012 .........         $  263,000   $     277,302
                                                                -------------
AGENCY - OTHER - 0.0%
Financing Corp., 9.65%, 2018 .............         $   45,000   $      62,859
                                                                -------------
ASSET BACKED & SECURITIZED - 4.4%
Banc of America Commercial Mortgage, Inc.,
  FRN, 4.857%, 2043 ......................         $  200,000   $     193,736
Banc of America Commercial Mortgage, Inc.,
  FRN, 5.1814%, 2047 .....................            102,153         101,415
Banc of America Commercial Mortgage, Inc.,
  FRN, 5.1814%, 2047 .....................            100,000          99,366
Bayview Financial Revolving Mortgage Loan
  Trust, FRN, 6.15%, 2040 (z) ............            250,000         250,335
Bear Stearns Commercial Mortgage
  Securities, Inc., FRN, 5.116%, 2041 ....             82,288          81,191
Blackrock Capital Finance LP,
  7.75%, 2026 (n) ........................             41,414          41,000
Chase Commercial Mortgage Securities
  Corp., 7.543%, 2032 ....................             54,894          56,026
Citigroup Commercial Mortgage Trust,
  5.462%, 2049 ...........................            219,581         220,459
Citigroup/Deutsche Bank Commercial
  Mortgage Trust, 5.648%, 2048 ...........            200,000         203,762
Citigroup/Deutsche Bank Commercial
  Mortgage Trust, FRN, 5.2255%, 2044 .....            200,000         199,637
Countrywide Asset-Backed Certificates,
  FRN, 4.823%, 2035 ......................             66,606          66,133
Countrywide Asset-Backed Certificates,
  FRN, 5.689%, 2036 ......................             90,000          90,218
Credit Suisse Commercial Mortgage Trust,
  5.509%, 2039 ...........................            128,277         129,288
Credit Suisse Mortgage Capital
  Certificate, 5.343%, 2039 ..............            220,000         218,724
CRIIMI MAE CMBS Corp., 6.7%, 2030 (n) ....             71,367          71,237
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2033 (n) ...........................            161,348         159,621
Deutsche Mortgage & Asset Receiving Corp.,
  6.538%, 2031 ...........................            106,563         107,267
Falcon Franchise Loan LLC,
  7.382%, 2010 (n) .......................             39,740          40,746
GE Commercial Mortgage Corp., FRN,
  5.3394%, 2044 ..........................            130,000         130,180
GMAC Mortgage Corp. Loan Trust, FRN,
  5.805%, 2036 ...........................            115,000         115,058
Greenwich Capital Commercial Funding
  Corp., 4.305%, 2042 ....................            107,385         104,540
Greenwich Capital Commercial Funding
  Corp., FRN, 5.317%, 2036 ...............             60,728          60,667
Greenwich Capital Commercial Funding
  Corp., FRN, 5.9123%, 2038 ..............            100,000         104,486
JPMorgan Chase Commercial Mortgage
  Securities Corp., 4.78%, 2042 ..........            152,000         145,936
JPMorgan Chase Commercial Mortgage
  Securities Corp., 5.552%, 2045 .........            210,000         213,016
JPMorgan Chase Commercial Mortgage
  Securities Corp., 5.44%, 2045 (z) ......            106,496         106,845
JPMorgan Chase Commercial Mortgage
  Securities Corp., 5.372%, 2047 .........            170,000         169,815
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.2115%, 2041 ...             39,903          39,754
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.2943%, 2043 ...            200,000         200,181
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.475%, 2043 ....            210,000         211,851
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.855%, 2043 ....            200,000         207,358
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.8755%, 2045 ...            210,000         219,391
JPMorgan Chase Commercial Mortgage
  Securities Corp., FRN, 5.038%, 2046 ....            197,476         193,618
LB-UBS Commercial Mortgage Trust, FRN,
  5.413%, 2039 ...........................             56,518          56,651
Merrill Lynch Mortgage Trust, FRN,
  5.6601%, 2039 ..........................            197,000         202,212
Merrill Lynch Mortgage Trust, FRN,
  5.2643%, 2044 ..........................             88,000          87,829
Merrill Lynch/Countrywide Commercial
  Mortgage Trust, FRN, 5.204%, 2049 ......            220,000         216,545
Morgan Stanley Capital I, Inc.,
  5.168%, 2042 ...........................             48,533          47,978
Morgan Stanley Capital I, Inc., FRN,
  0.5376%, 2030 (i)(n) ...................          7,288,683          91,575
Multi-Family Capital Access One, Inc.,
  6.65%, 2024 ............................             43,344          44,006
Residential Asset Mortgage Products, Inc.,
  4.109%, 2035 ...........................            112,691         111,174
Residential Asset Mortgage Products,Inc.,
  FRN, 4.9708%, 2034 .....................             92,000          89,923
Residential Funding Mortgage Securities,
  Inc., FRN, 5.32%, 2035 .................            129,000         128,080
Spirit Master Funding LLC, 5.05%, 2023 (z)            187,677         180,672
Structured Asset Securities Corp., FRN,
  4.67%, 2035 ............................            298,098         294,792
Wachovia Bank Commercial Mortgage Trust,
  4.935%, 2042 ...........................            240,000         233,583
Wachovia Bank Commercial Mortgage Trust,
  5.339%, 2048 ...........................            220,000         218,876
Wachovia Bank Commercial Mortgage Trust,
  FRN, 4.847%, 2041 ......................             50,000          48,429
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.083%, 2042 ......................            185,000         181,676
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.118%, 2042 ......................            200,000         196,780
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.1959%, 2044 .....................            130,000         129,150
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.3161%, 2044 .....................            149,000         148,882
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.466%, 2045 ......................            189,000         189,966
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.962%, 2045 (n) ..................            140,000         146,564
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.795%, 2045 ......................            150,000         154,343
Wachovia Bank Commercial Mortgage Trust,
  FRN, 5.603%, 2048 ......................            200,000         202,782
                                                                -------------
                                                                $   7,955,325
                                                                -------------
AUTOMOTIVE - 0.1%
Johnson Controls, Inc., 5.5%, 2016 .......         $  136,000   $     133,347
                                                                -------------
BROADCASTING - 0.2%
CBS Corp., 6.625%, 2011 ..................         $  137,000   $     141,503
News America Holdings, 8.5%, 2025 ........             99,000         117,168
News America, Inc., 6.2%, 2034 ...........             42,000          40,539
                                                                -------------
                                                                $     299,210
                                                                -------------
BROKERAGE & ASSET MANAGERS - 0.6%
Goldman Sachs Group, Inc.,
  5.7%, 2012 .............................         $  137,000   $     139,526
Lehman Brothers Holdings, Inc.,
  8.25%, 2007 ............................            334,000         338,315
Merrill Lynch & Co., Inc., 5.45%, 2014 ...            127,000         127,678
Merrill Lynch & Co., Inc., 6.05%, 2016 ...            200,000         207,008
Morgan Stanley Group, Inc.,
  6.75%, 2011 ............................            156,000         164,888
Morgan Stanley Group, Inc.,
  4.75%, 2014 ............................             78,000          74,578
                                                                -------------
                                                                $   1,051,993
                                                                -------------
BUILDING - 0.2%
CRH America, Inc., 6.95%, 2012 ...........         $  208,000   $     219,857
Lafarge S.A., 6.5%, 2016 .................             74,000          77,265
                                                                -------------
                                                                $     297,122
                                                                -------------
BUSINESS SERVICES - 0.1%
Cisco Systems, Inc., 5.5%, 2016 ..........         $  135,000   $     135,086
                                                                -------------
CABLE TV - 0.3%
Cox Communications, Inc., 4.625%, 2013 ...         $  159,000   $     149,610
TCI Communications Financing III,
  9.65%, 2027 ............................            425,000         448,415
                                                                -------------
                                                                $     598,025
                                                                -------------
CONGLOMERATES - 0.1%
Kennametal, Inc., 7.2%, 2012 .............         $  211,000   $     222,201
                                                                -------------
CONSUMER GOODS & SERVICES - 0.2%
Fortune Brands, Inc., 5.125%, 2011 .......         $  158,000   $     155,044
Western Union Co., 5.4%, 2011 (n) ........            210,000         207,076
                                                                -------------
                                                                $     362,120
                                                                -------------
DEFENSE ELECTRONICS - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)         $  103,000   $      98,112
Raytheon Co., 6.15%, 2008 ................            114,000         115,459
                                                                -------------
                                                                $     213,571
                                                                -------------
EMERGING MARKET QUASI-SOVEREIGN - 0.0%
Pemex Project Funding Master Trust,
  8.625%, 2022 ...........................         $   39,000   $      48,204
                                                                -------------
EMERGING MARKET SOVEREIGN - 0.2%
State of Israel, 4.625%, 2013 ............         $  112,000   $     106,576
United Mexican States, 6.375%, 2013 ......            111,000         116,716
United Mexican States, 6.625%, 2015 ......             10,000          10,735
United Mexican States, 5.625%, 2017 ......            100,000         100,100
                                                                -------------
                                                                $     334,127
                                                                -------------
ENERGY - INDEPENDENT - 0.3%
Anadarko Petroleum Corp., 5.95%, 2016 ....         $   80,000   $      80,167
Nexen, Inc., 5.875%, 2035 ................            100,000          93,608
Ocean Energy, Inc., 7.25%, 2011 ..........            165,000         176,039
XTO Energy, Inc., 5.65%, 2016 ............            190,000         187,830
                                                                -------------
                                                                $     537,644
                                                                -------------
ENTERTAINMENT - 0.2%
Walt Disney Co., 6.375%, 2012 ............         $  156,000   $     163,493
Walt Disney Co., 5.625%, 2016 ............            137,000         137,953
                                                                -------------
                                                                $     301,446
                                                                -------------
FINANCIAL INSTITUTIONS - 0.5%
American Express Co., 5.5%, 2016 .........         $  200,000   $     201,591
Capital One Financial Co., 6.15%, 2016 ...            130,000         134,448
Countrywide Financial Corp.,
  6.25%, 2016 ............................            171,000         174,289
General Electric Capital Corp.,
  8.75%, 2007 ............................            130,000         131,643
HSBC Finance Corp., 5.25%, 2011 ..........            145,000         145,004
ORIX Corp., 5.48%, 2011 ..................            210,000         209,595
                                                                -------------
                                                                $     996,570
                                                                -------------
FOOD & BEVERAGES - 0.3%
Diageo Finance B.V., 5.5%, 2013 ..........         $  190,000   $     189,632
Miller Brewing Co., 5.5%, 2013 (n) .......            276,000         272,936
                                                                -------------
                                                                $     462,568
                                                                -------------
FOOD & DRUG STORES - 0.1%
CVS Corp., 5.75%, 2011 ...................         $   70,000   $      70,842
CVS Corp., 6.125%, 2016 ..................            110,000         113,498
                                                                -------------
                                                                $     184,340
                                                                -------------
FOREST & PAPER PRODUCTS - 0.0%
MeadWestvaco Corp., 6.8%, 2032 ...........         $   69,000   $      65,619
                                                                -------------
GAMING & LODGING - 0.1%
Marriott International, Inc., 6.2%, 2016 ..        $  164,000   $     165,392
Wyndham Worldwide Corp., 6%, 2016 (n) ....            100,000          98,241
                                                                -------------
                                                                $     263,633
                                                                -------------
INSURANCE - 0.5%
AIG SunAmerica Institutional Funding II,
  5.75%, 2009 ............................         $  441,000   $     445,406
American International Group,
  5.05%, 2015 ............................            150,000         145,856
ING Groep N.V., 5.775% to 2015,
  FRN to 2049 ............................            223,000         220,664
MetLife, Inc., 6.5%, 2032 ................             48,000          52,009
                                                                -------------
                                                                $     863,935
                                                                -------------
INSURANCE - PROPERTY & CASUALTY - 0.2%
Allstate Corp., 6.125%, 2032 .............         $  185,000   $     192,781
Fund American Cos., Inc.,
  5.875%, 2013 ...........................            117,000         116,301
                                                                -------------
                                                                $     309,082
                                                                -------------
INTERNATIONAL MARKET QUASI-SOVEREIGN - 0.3%
Hydro-Quebec, 6.3%, 2011 .................         $  262,000   $     273,857
Providence of Ontario, 5%, 2011 ..........            200,000         199,699
                                                                -------------
                                                                $     473,556
                                                                -------------
MAJOR BANKS - 1.2%
Bank of America Corp., 5.375%, 2014 ......         $  110,000   $     109,962
Bank of America Corp., 5.49%, 2019 (n) ...            100,000          98,523
DBS Capital Funding Corp.,
  7.657% to 2011, FRN to 2049 (n) ........            170,000         182,825
HBOS Capital Funding LP,
  6.071% to 2014, FRN to 2049 (n) ........            100,000         101,396
MUFG Capital Finance 1 Ltd.,
  6.346% to 2016, FRN to 2049 ............            200,000         202,978
Socgen Real Estate LLC, 7.64% to 2007,
  FRN to 2049 (n) ........................            361,000         366,580
UniCredito Italiano Capital Trust II,
  9.2% to 2010, FRN to 2049 (n) ..........            208,000         233,399
Wachovia Corp., 5.25%, 2014 ..............            343,000         338,822
Wells Fargo National Bank, 4.75%, 2015 ...            315,000         301,583
Wells Fargo National Bank, 5.75%, 2016 ...            250,000         256,042
                                                                -------------
                                                                $   2,192,110
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.3%
Baxter International, Inc., 5.9%, 2016 ...         $  136,000   $     139,710
Cardinal Health, Inc., 5.85%, 2017 .......            175,000         174,016
HCA, Inc., 8.75%, 2010 ...................             40,000          41,700
HCA, Inc., 6.95%, 2012 ...................            139,000         131,702
                                                                -------------
                                                                $     487,128
                                                                -------------
METALS & MINING - 0.1%
Vale Overseas Ltd., 6.25%, 2017 ..........         $  150,000   $     150,682
                                                                -------------
MORTGAGE BACKED - 14.2%
Fannie Mae, 5.722%, 2009 .................         $  415,000   $     415,754
Fannie Mae, 4.01%, 2013 ..................             19,027          17,892
Fannie Mae, 4.519%, 2014 .................            173,592         167,219
Fannie Mae, 4.63%, 2014 ..................             47,074          45,377
Fannie Mae, 4.848%, 2014 .................             71,672          70,296
Fannie Mae, 4.925%, 2015 .................            265,111         260,918
Fannie Mae, 5.5%, 2016 - 2036 ............          9,014,854       8,933,739
Fannie Mae, 6%, 2017 - 2036 ..............          3,008,676       3,038,068
Fannie Mae, 4.5%, 2018 - 2035 ............          1,046,861       1,003,268
Fannie Mae, 5%, 2018 - 2035 ..............          2,819,792       2,749,624
Fannie Mae, 6.5%, 2031 - 2036 ............            876,399         896,110
Fannie Mae, 7.5%, 2031 ...................             31,057          32,313
Freddie Mac, 6%, 2016 - 2036 .............          1,543,637       1,559,733
Freddie Mac, 5%, 2017 - 2035 .............          2,311,029       2,239,844
Freddie Mac, 4.5%, 2018 - 2035 ...........            853,985         820,417
Freddie Mac, 5.5%, 2020 - 2035 ...........          1,723,339       1,709,779
Freddie Mac, 6.5%, 2034 ..................            219,014         223,288
Ginnie Mae, 4.5%, 2033 - 2034 ............            155,668         146,643
Ginnie Mae, 5%, 2033 - 2034 ..............            170,607         165,886
Ginnie Mae, 5.5%, 2033 - 2035 ............            763,166         760,278
Ginnie Mae, 6%, 2033 - 2034 ..............            454,636         461,362
Ginnie Mae, 6.5%, 2035 - 2036 ............             95,928          98,066
                                                                -------------
                                                                $  25,815,874
                                                                -------------
NATURAL GAS - PIPELINE - 0.2%
CenterPoint Energy Resources Corp.,
  7.875%, 2013 ...........................         $   82,000   $      90,980
Kinder Morgan Energy Partners LP,
  6.75%, 2011 ............................            165,000         171,680
Kinder Morgan Energy Partners LP,
  5.125%, 2014 ...........................             46,000          43,810
Kinder Morgan Energy Partners LP,
  7.75%, 2032 ............................             71,000          80,856
                                                                -------------
                                                                $     387,326
                                                                -------------
NETWORK & TELECOM - 0.4%
AT&T, Inc., 6.15%, 2034 ..................         $  139,000   $     136,716
BellSouth Corp., 6.55%, 2034 .............            146,000         149,668
Telecom Italia Capital, 5.25%, 2013 ......             60,000          57,209
Telefonica Europe B.V., 7.75%, 2010 ......             50,000          53,702
Verizon New York, Inc., 6.875%, 2012 .....            286,000         296,501
                                                                -------------
                                                                $     693,796
                                                                -------------
OIL SERVICES - 0.0%
Halliburton Co., 5.5%, 2010 ..............         $   50,000   $      49,911
                                                                -------------
OILS - 0.1%
Valero Energy Corp., 6.875%, 2012 ........         $  111,000   $     117,361
                                                                -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 0.8%
Citigroup, Inc., 5%, 2014 ................         $  250,000   $     244,099
Credit Suisse (USA), Inc., 4.125%, 2010 ..            171,000         165,900
Credit Suisse (USA), Inc., 4.875%, 2010 ..            121,000         119,684
Mizuho Capital Investment 1 Ltd.,
  6.686% to 2016, FRN to 2049 (n) ........            190,000         191,695
Nordea Bank AB, 5.424% to 2015,
  FRN to 2049 (n) ........................            100,000          95,920
UBS AG, 5.875%, 2016 .....................            140,000         144,700
UBS Preferred Funding Trust V,
  6.243% to 2016, FRN to 2049 ............            190,000         196,743
UFJ Finance Aruba AEC, 6.75%, 2013 .......            145,000         154,739
Woori Bank, 6.125% to 2011,
  FRN to 2016 (n) ........................            220,000         224,396
                                                                -------------
                                                                $   1,537,876
                                                                -------------
PHARMACEUTICALS - 0.2%
Allergan, Inc., 5.75%, 2016 ..............         $  160,000   $     161,812
Wyeth, 5.5%, 2013 ........................            123,000         123,796
                                                                -------------
                                                                $     285,608
                                                                -------------
POLLUTION CONTROL - 0.1%
Waste Management, Inc., 7.375%, 2010 .....         $  134,000   $     142,537
                                                                -------------
RAILROAD & SHIPPING - 0.0%
CSX Corp., 6.75%, 2011 ...................         $   35,000   $      36,750
Union Pacific Corp., 6.125%, 2012 ........             50,000          51,510
                                                                -------------
                                                                $      88,260
                                                                -------------
REAL ESTATE - 0.6%
Boston Properties, Inc., REIT, 5%, 2015 ..         $   42,000   $      40,375
EOP Operating LP, 6.8%, 2009 .............             29,000          29,967
HRPT Properties Trust, REIT,
  6.25%, 2016 ............................            180,000         185,535
Kimco Realty Corp., REIT, 5.783%, 2016 ...            100,000         101,275
ProLogis, REIT, 5.75%, 2016 ..............            179,000         180,093
Simon Property Group LP, REIT,
  5.1%, 2015 .............................            193,000         187,706
Vornado Realty Trust, REIT,
  5.625%, 2007 ...........................            383,000         382,746
                                                                -------------
                                                                $   1,107,697
                                                                -------------
RETAILERS - 0.3%
Federated Retail Holdings, Inc.,
  5.9%, 2016 .............................         $  160,000   $     159,751
Home Depot, Inc., 5.4%, 2016 .............            122,000         119,322
Limited Brands, Inc., 5.25%, 2014 ........            165,000         156,770
Wal-Mart Stores, Inc., 5.25%, 2035 .......            194,000         178,150
                                                                -------------
                                                                $     613,993
                                                                -------------
TELECOMMUNICATIONS - WIRELESS - 0.0%
Cingular Wireless LLC, 6.5%, 2011 ........         $   35,000   $      36,674
                                                                -------------
U.S. GOVERNMENT AGENCIES - 1.9%
Aid-Egypt, 4.45%, 2015 ...................         $  152,000   $     146,879
Fannie Mae, 3%, 2007 .....................            244,000         243,125
Fannie Mae, 5.25%, 2007 ..................            397,000         397,081
Fannie Mae, 6.625%, 2009 - 2010 ..........          1,428,000       1,507,351
Fannie Mae, 6%, 2011 .....................            165,000         171,803
Federal Home Loan Bank, 3.9%, 2008 .......             40,000          39,432
Small Business Administration, 4.35%, 2023             40,577          38,853
Small Business Administration, 4.77%, 2024            101,886          99,531
Small Business Administration, 4.99%, 2024            138,859         137,179
Small Business Administration, 5.18%, 2024            164,267         164,042
Small Business Administration, 5.52%, 2024            237,033         240,154
Small Business Administration, 4.95%, 2025            106,793         104,502
Small Business Administration, 5.09%, 2025            130,227         129,004
Small Business Administration, 5.39%, 2025            101,146         101,828
                                                                -------------
                                                                $   3,520,764
                                                                -------------
U.S. TREASURY OBLIGATIONS - 8.4%
U.S. Treasury Bonds, 6.5%, 2010 ..........         $  128,000   $     134,465
U.S. Treasury Bonds, 10.375%, 2012 .......            140,000         146,223
U.S. Treasury Bonds, 8%, 2021 ............             37,000          49,048
U.S. Treasury Bonds, 6.25%, 2023 .........            511,000         588,169
U.S. Treasury Bonds, 6%, 2026 ............            393,000         445,717
U.S. Treasury Bonds, 5.375%, 2031 ........          1,912,000       2,048,081
U.S. Treasury Bonds, 4.5%, 2036 ..........            175,000         166,414
U.S. Treasury Notes, 4.375%, 2007 ........            146,000         145,635
U.S. Treasury Notes, 5.625%, 2008 ........          1,855,000       1,871,957
U.S. Treasury Notes, 3.125%, 2008 ........          2,315,000       2,248,173
U.S. Treasury Notes, 4.75%, 2008 .........            942,000         940,786
U.S. Treasury Notes, 3.125%, 2009 ........          3,000,000       2,893,827
U.S. Treasury Notes, 4%, 2009 ............             23,000          22,604
U.S. Treasury Notes, 5.125%, 2011 ........          1,400,000       1,423,625
U.S. Treasury Notes, 3.875%, 2013 ........            199,000         190,457
U.S. Treasury Notes, 4.25%, 2013 .........            250,000         243,398
U.S. Treasury Notes, 4.75%, 2014 .........            150,000         150,387
U.S. Treasury Notes, TIPS, 4.25%, 2010 ...            802,566         844,701
U.S. Treasury Notes, TIPS, 2%, 2014 ......            713,298         692,902
                                                                -------------
                                                                $  15,246,569
                                                                -------------
UTILITIES - ELECTRIC POWER - 1.2%
Dominion Resources, Inc., 5.15%, 2015 ....         $  141,000   $     136,574
Duke Capital Corp., 8%, 2019 .............             53,000          61,615
Exelon Generation Co. LLC, 6.95%, 2011 ...             74,000          77,957
FirstEnergy Corp., 6.45%, 2011 ...........            209,000         217,947
MidAmerican Energy Holdings Co.,
  3.5%, 2008 .............................            118,000         115,054
MidAmerican Energy Holdings Co.,
  5.875%, 2012 ...........................             61,000          62,095
MidAmerican Funding LLC, 6.927%, 2029 ....            454,000         503,973
Oncor Electric Delivery Co., 7%, 2022 ....            152,000         163,500
Pacific Gas & Electric Co., 4.8%, 2014 ...             45,000          43,134
Progress Energy, Inc., 7.1%, 2011 ........             96,000         102,235
PSEG Power LLC, 6.95%, 2012 ..............             71,000          75,061
PSEG Power LLC, 5.5%, 2015 ...............             90,000          88,088
System Energy Resources, Inc.,
  5.129%, 2014 (n) .......................             94,907          92,671
TXU Energy Co., 7%, 2013 .................            132,000         138,119
Waterford 3 Funding Corp., 8.09%, 2017 ...            332,449         334,906
                                                                -------------
                                                                $   2,212,929
                                                                -------------
  TOTAL BONDS
    (IDENTIFIED COST, $71,534,952) ..........................   $  71,135,980
                                                                -------------
SHORT-TERM OBLIGATIONS - 0.8%
General Electric Capital Corp.,
  5.29%, due 1/02/07, at Amortized Cost
  and Value (y) ..........................         $1,450,000   $   1,449,787
                                                                -------------
  TOTAL INVESTMENTS
    (IDENTIFIED COST, $164,751,626) (k) .....................   $ 181,803,451
                                                                -------------
OTHER ASSETS,
  LESS LIABILITIES - 0.1% ...................................         230,012
                                                                -------------
  NET ASSETS - 100.0% .......................................   $ 182,033,463
                                                                -------------
          See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:

(a) Non-income producing security.
(f) All or portion of the security has been segregated as collateral for an open futures contract.
(g) The rate shown represents a weighted average coupon rate on settled positions at period end.
(i) Interest only security for which the variable account receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of December 31, 2006, the Variable Accounts held securities fair valued in accordance with the policies adopted by the Board of Managers. An independent pricing service provided an evaluated bid for a percent of the market value.

                                                                                                   % OF           EVALUATED
VARIABLE ACCOUNT                                                             MARKET VALUE      MARKET VALUE         BID %
-----------------------------------------------------------------------------------------------------------------------------
    Global Governments Variable Account ...................................  $ 8,399,358          90.80%            89.47%
    Government Securities Variable Account ................................   76,985,867          98.79             98.31
    High Yield Variable Account ...........................................   52,069,423          88.66             88.66(1)
    Total Return Variable Account .........................................   69,920,545          38.44             38.35

(1) Non evaluated bid percentage less than 0.01%.

(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate valu e of these securities was:

                                                                                                            % OF
VARIABLE ACCOUNT                                                                        MARKET VALUE       NET ASSETS
 ----------------------------------------------------------------------------------------------------------------------
    Global Governments Variable Account ..............................................  $  390,620           4.3%
    Government Securities Variable Account ...........................................     702,666           0.9
    High Yield Variable Account ......................................................   9,937,013          16.8
    Total Return Variable Account ....................................................   2,920,249           1.6

(o) All or portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p) Payment-in-kind security.
(r) Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prep ayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating ra te loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1 933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale.
    These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The variable a ccounts hold the following restricted securities:

                                                                     ACQUISITION       ACQUISITION       CURRENT      TOTAL % OF
VARIABLE ACCOUNT       RESTRICTED SECURITIES                            DATE              COST        MARKET VALUE    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENTS     JPMorgan Chase Commercial Mortgage
VARIABLE ACCOUNT         Securities Corp., 5.44%, 2045 .........       9/22/06           $ 19,252       $   19,219       0.2%
                                                                                                        ==========       ====

HIGH YIELD             Aleris International, Inc., 10%, 2016 ...      12/13/06           $100,000       $  101,000
VARIABLE ACCOUNT       Amsted Industries, Inc., 10.25%, 2011 ...  8/08/03 - 4/25/06       319,950          321,000
                       Asset Securitization Corp.,
                         FRN, 8.3571%, 2029 ....................       1/25/05            172,565          216,317
                       Esco Corp., 8.625%, 2013 ................      12/12/06             80,000           82,200
                       Griffin Coal Mining Co., 9.5%, 2016 .....      11/10/06            143,000          147,290
                       Knology, Inc. ...........................      10/16/97                  0            1,249
                       Knowledge Learning Corp., 7.75%, 2015 ...       1/28/05            125,000          119,688
                       Masonite Corp., 11%, 2015 ............... 11/07/06 - 12/05/06      188,606          189,625
                       Wachovia Credit, CDO, FRN,
                         6.7156%, 2026 .........................       6/08/06            250,000          250,625
                       Williams Partners LP, 7.25%, 2017 .......      12/06/06            140,000          142,800
                       Wimar Opco LLC, 9.625%, 2014 ............      12/14/06            165,000          163,350
-----------------------------------------------------------------------------------------------------------------------------
                       Total Restricted Securities .............                                        $1,735,144       2.9%
                                                                                                        ==========       ====

TOTAL RETURN           Bayview Financial Revolving Mortgage
VARIABLE ACCOUNT         Loan Trust, FRN, 6.15%, 2040 ..........       3/01/06           $250,000       $  250,335
                       JPMorgan Chase Commercial Mortgage
                         Securities Corp., 5.44%, 2045 .........       9/22/06            107,027          106,845
                       Spirit Master Funding LLC, 5.05%, 2023 ..      10/04/05            195,344          180,672
-----------------------------------------------------------------------------------------------------------------------------
                       Total Restricted Securities .............                                        $  537,852       0.3%
                                                                                                        ==========       ====

The following abbreviations are used in this report and are defined:

ADR    American Depository Receipt
CDO    Collateralized Debt Obligation
GDR    Global Depository Receipt
FRN Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IEU    International Equity Unit
REIT   Real Estate Investment Trust
STRIPS Separate Trading of Registered Interest and Principal of Securities
TIPS   Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD   Australian Dollar           MXN   Mexican Peso
BRL   Brazilian Real              MYR   Malaysian Ringgit
CAD   Canadian Dollar             NOK   Norwegian Krone
DKK   Danish Krone                NZD   New Zealand Dollar
EUR   Euro                        PLN   Polish Zloty
GBP   British Pound               RUB   Russian Ruble
JPY   Japanese Yen                SEK   Swedish Krona

                      See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  -- December 31, 2006
(000 Omitted)

                                            Capital     Global    Government    High         Money      Total
                                         Appreciation Governments Securities    Yield        Market     Return
                                           Variable    Variable    Variable    Variable     Variable   Variable
                                            Account     Account     Account     Account      Account    Account
                                           --------    --------    --------     --------    --------   --------
Assets:
  Investments --
    Investments, cost ..................   $200,589    $  9,151    $ 78,058     $ 57,354    $ 47,671   $164,752
    Unrealized appreciation
      (depreciation) ...................     17,353          99        (129)       1,366        --       17,051
                                           --------    --------    --------     --------    --------   --------
      Total investments, at value ......   $217,942    $  9,250    $ 77,929     $ 58,720    $ 47,671   $181,803
  Cash .................................          0*          1           0*         29            1          6
  Receivable for forward foreign
    currency exchange contracts ........         --          21          --           --          --         --
  Receivable for forward currency
    exchange contracts subject
    to master netting agreements .......         --          12          --           --          --         --
  Receivable for daily variation
    margin on open futures contracts ...         --          --           3           --          --         --
  Receivable for investments sold ......        589           1          --          198          --        186
  Receivable for units sold ............          7           0*          7            0*          8         14
  Interest and dividends receivable ....        223         112         766        1,089          45        832
  Receivable from Investment Adviser ...         --          30          --           12          --         --
  Receivable from Sponsor ..............         --           5          --           34          --         13
  Other assets .........................          9           1           3           3            2          8
                                           --------    --------    --------     --------    --------   --------
      Total assets .....................   $218,770    $  9,433    $ 78,708     $ 60,085    $ 47,727   $182,862
                                           ========    ========    ========     ========    ========   ========
Liabilities:
  Payable for forward foreign
   currency exchange contracts .........  $      --    $     42    $     --     $     --    $     --   $     --
  Payable for investments purchased ....         --         184          --          679          --        406
  Payable for units surrendered ........        249           3          37           55          27        318
  Payable to affiliates --
    Investment Adviser .................         18           1           5            5           3         15
    Administrative services fee ........          1           0*          0*           0*          0*         1
    Sponsor ............................         33          --          17           --          78         --
  Accrued expenses and other liabilities         61          76          54           72          28         89
                                           --------    --------    --------     --------    --------   --------
      Total liabilities ................   $    362    $    306    $    113     $    811    $    136   $    829
                                           --------    --------    --------     --------    --------   --------
        Net assets .....................   $218,408    $  9,127    $ 78,595     $ 59,274    $ 47,591   $182,033
                                           ========    ========    ========     ========    ========   ========

* Amount was less than $500.
                                                  See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  -- December 31, 2006 -- continued
(000 Omitted except for unit values)

                                                                 Capital       Global      Government     High    Money     Total
                                                              Appreciation  Governments    Securities    Yield    Market    Return
                                                       Unit     Variable      Variable      Variable    Variable Variable  Variable
                                              Unit    Value      Account      Account       Account     Account   Account  Account
                                             ------  --------  -----------  ------------  ------------  --------  -------  --------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2 ...............................   2,419   $58.101    $140,559
  Compass 3 ...............................     128    38.235       4,908
  Compass 3 - Level 2 .....................   4,378    15.963      69,891
Global Governments Variable Account --
  Compass 2 ...............................     104   $25.732                   $2,671
  Compass 3 ...............................      18    25.017                      457
  Compass 3 - Level 2 .....................     403    14.718                    5,937
Government Securities Variable Account --
  Compass 2 ...............................   1,538   $38.619                                $59,382
  Compass 3 ...............................      40    26.924                                  1,085
  Compass 3 - Level 2 .....................   1,054    15.814                                 16,670
High Yield Variable Account --
  Compass 2 ...............................   1,119   $40.172                                            $44,946
  Compass 3 ...............................      34    29.459                                                986
  Compass 3 - Level 2 .....................     774    15.814                                             12,239
Money Market Variable Account --
  Compass 2 ...............................     928   $20.979                                                     $19,483
  Compass 3 ...............................     131    17.152                                                       2,251
  Compass 3 - Level 2 .....................   1,969    12.895                                                      25,389
Total Return Variable Account --
  Compass 2 ...............................   1,156   $51.373                                                               $59,376
  Compass 3 ...............................     142    49.947                                                                 7,108
  Compass 3 - Level 2 .....................   4,695    24.220                                                               113,714
                                                                 --------       ------       -------     -------  -------  --------
Net assets applicable to owners of deferred contracts .......     215,358        9,065        77,137      58,171   47,123   180,198

Reserve for variable annuities --
    Compass 2 Contracts .....................................       2,755           20         1,413       1,054      350     1,233
    Compass 3 Contracts .....................................           1            8            --           2        7         9
    Compass 3 - Level 2 Contracts ...........................         294           34            45          47      111       593
                                                                 --------       ------       -------     -------  -------  --------
      Net assets ............................................    $218,408       $9,127       $78,595     $59,274  $47,591  $182,033
                                                                 ========       ======       =======     =======  =======  ========

                                                  See notes to financial statements.

STATEMENTS OF OPERATIONS  -- Year Ended December 31, 2006
(000 Omitted)
                                                Capital      Global    Government    High         Money      Total
                                              Appreciation Governments Securities    Yield        Market     Return
                                                Variable    Variable    Variable    Variable     Variable   Variable
                                                 Account     Account     Account     Account      Account    Account
                                                 --------    --------    --------     --------    --------   --------
Net investment income (loss):
  Income --
    Interest ...........................         $    262    $    377    $  4,457     $  4,856    $  2,652   $  3,894
    Dividends ..........................            2,047          --         --            52          --      2,696
                                                 --------    --------    --------     --------    --------   --------
      Total investment income ..........         $  2,309    $    377    $  4,457     $  4,908    $  2,652   $  6,590
                                                 --------    --------    --------     --------    --------   --------
  Expenses --
    Mortality and expense risk charges .         $  2,936    $    117    $  1,068     $    768    $    654   $  2,270
    Management fee .....................            1,756          72         468          459         262      1,388
    Boards of Managers fees ............               24           1           9            6           5         18
    Distribution fee ...................                9           1           2            2           4         12
    Administrative fee .................               57           7          21           15          13         46
    Custodian fee ......................               62          72          43           79          17        119
    Printing ...........................               13           1           5            6           9          8
    Auditing fees ......................               33          43          39           44          21         46
    Legal fees .........................                4           5           5            5           3          5
    Miscellaneous ......................               36           3          12           12          10         22
                                                 --------    --------    --------     --------    --------   --------
      Total expenses ...................         $  4,930    $    322    $  1,672     $  1,396    $    998   $  3,934
    Fees paid indirectly ...............               (5)         (0)*        (7)          (4)         (1)        (4)
    Reduction of expenses by Investment
     Adviser ...........................               --         (85)        --           (61)         --         --
                                                 --------    --------    --------     --------    --------   --------
      Net expenses .....................         $  4,925    $    237    $  1,665     $  1,331    $    997   $  3,930
                                                 --------    --------    --------     --------    --------   --------
      Net investment income (loss) .....         $ (2,616)   $    140    $  2,792     $  3,577    $  1,655   $  2,660
                                                 --------    --------    --------     --------    --------   --------

Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) (identified
  cost basis) --
    Investment transactions ............         $  3,542    $   (117)   $   (438)    $ (1,009)   $     --   $ 10,963
    Futures contracts ..................               --           5           5           --          --         --
    Foreign currency transactions ......               (3)         12          --          (37)         --         (1)
                                                 --------    --------    --------     --------    --------   --------
      Net realized gain (loss) on
        investments and  foreign
        currency transactions ..........         $  3,539    $   (100)   $   (433)    $ (1,046)   $     --   $ 10,962
                                                 --------    --------    --------     --------    --------   --------
  Change in unrealized appreciation
    (depreciation) --
    Investments ........................         $  9,410    $    326    $   (423)    $  2,720    $     --   $  4,841
    Translation of assets and
    liabilities in foreign currencies ..               --         (44)         31           10          --         --
                                                 --------    --------    --------     --------    --------   --------

      Net unrealized gain (loss) on
        investments and foreign
        currency translation ...........         $  9,410    $    282    $   (392)    $  2,730    $     --   $  4,841
                                                 --------    --------    --------     --------    --------   --------

      Net realized and unrealized
        gain (loss) on investments
        and foreign currency ...........         $ 12,949    $    182    $   (825)    $  1,684    $     --   $ 15,803
                                                 --------    --------    --------     --------    --------   --------
  Change in net assets from operations .         $ 10,333    $    322    $  1,967     $  5,261    $  1,655   $ 18,463
                                                 ========    ========    ========     ========    ========   ========

* Amount less than $500.

                                                        See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                        Capital Appreciation       Global Governments       Government Securities
                                                          Variable Account          Variable Account          Variable Account
                                                       ----------------------    ----------------------     ----------------------
                                                         Years Ended 12/31         Years Ended 12/31          Years Ended 12/31
                                                       ----------------------    ----------------------     ----------------------
                                                          2006         2005        2006         2005          2006         2005
                                                       ---------    ---------    ---------    ---------     ---------    ---------
Change in net assets:
From operations:
    Net investment income (loss) ...................   $  (2,616)   $  (2,976)   $     140    $     117     $   2,792    $   3,067
    Net realized gain (loss) on investments
      and foreign currency transactions ............       3,539       34,399         (100)          72          (433)        (283)
    Net unrealized gain (loss) on investments
      and foreign currency translation .............       9,410      (33,087)         282       (1,228)         (392)      (1,853)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
      Change in net assets from operations .........   $  10,333    $  (1,664)   $     322    $  (1,039)    $   1,967    $     931
                                                       ---------    ---------    ---------    ---------     ---------    ---------
Participant transactions:
  Accumulation activity:
    Purchase payments received .....................   $   4,393    $   5,857    $     279    $     366     $   1,459    $   2,303
    Net transfers between variable and fixed
      accumulation accounts ........................      (6,547)        (294)         (22)         977        (1,158)         821
    Withdrawals, surrenders, annuitizations, and
      contract charges .............................     (48,533)     (48,945)      (1,676)      (2,169)      (16,396)     (15,664)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
      Net accumulation activity ....................   $ (50,687)   $ (43,382)   $  (1,419)   $    (826)    $ (16,095)   $ (12,540)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
Annuitization activity:
  Annuitizations ...................................   $     293    $     167    $      --    $       3     $     309    $     151
  Annuity payments and contract charges ............        (449)        (425)          (7)          (6)         (234)        (249)
  Net transfers among accounts for annuity reserves           --          (14)          --           --            --            5
  Adjustments to annuity reserves ..................         (39)          53            5            0*          (24)          15
                                                       ---------    ---------    ---------    ---------     ---------    ---------
    Net annuitization activity .....................   $    (195)   $    (219)   $      (2)   $      (3)    $      51    $     (78)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
  Change in net assets from participant transactions   $ (50,882)   $ (43,601)   $  (1,421)   $    (829)    $ (16,044)   $ (12,618)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
    Total change in net assets .....................   $ (40,549)   $ (45,265)   $  (1,099)   $  (1,868)    $ (14,077)   $ (11,687)
Net assets:
  At beginning of period ...........................     258,957      304,222       10,226       12,094        92,672      104,359
                                                       ---------    ---------    ---------    ---------     ---------    ---------
  At end of period .................................   $ 218,408    $ 258,957    $   9,127    $  10,226     $  78,595    $  92,672
                                                       =========    =========    =========    =========     =========    =========
* Amount less than $500.
                                                                    See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS  -- continued
(000 Omitted)

                                                             High Yield              Money Market               Total Return
                                                          Variable Account         Variable Account            Variable Account
                                                       ----------------------    ----------------------     ----------------------
                                                         Years Ended 12/31         Years Ended 12/31          Years Ended 12/31
                                                       ----------------------    ----------------------     ----------------------
                                                          2006         2005        2006         2005          2006         2005
                                                       ---------    ---------    ---------    ---------     ---------    ---------
Change in net assets:
From operations:
    Net investment income ..........................   $   3,577    $   3,901    $   1,655    $     797     $   2,660    $   2,320
    Net realized gain (loss) on investments
      and foreign currency transactions ............      (1,046)         139           --            0*       10,962       10,302
    Net unrealized gain (loss) on investments
      and foreign currency translation .............       2,730       (3,665)          --           --         4,841       (9,613)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
      Change in net assets from operations .........   $   5,261    $     375    $   1,655    $     797     $  18,463    $   3,009
                                                       ---------    ---------    ---------    ---------     ---------    ---------
Participant transactions:
  Accumulation activity:
    Purchase payments received .....................   $     761    $   1,227    $   1,321    $   1,798     $   4,300    $   5,339
    Net transfers between variable and fixed
      accumulation accounts ........................        (749)         (42)        (342)      35,078         2,227       14,789
    Withdrawals, surrenders, annuitizations, and
      contract charges .............................     (10,582)     (12,450)     (11,845)     (30,896)      (36,753)     (35,779)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
      Net accumulation activity ....................   $ (10,570)   $ (11,265)   $ (10,866)   $   5,980     $ (30,226)   $ (15,651)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
Annuitization activity:
  Annuitizations ...................................   $      69    $      21    $      15    $      57     $      35    $     125
  Annuity payments and contract charges ............        (172)        (169)        (161)        (156)         (341)        (426)
  Net transfers among accounts for annuity reserves           --           --           --          156            --            5
  Adjustments to annuity reserves ..................          30          (74)         (75)          12             6          (44)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
    Net annuitization activity .....................   $     (73)   $    (222)   $    (221)   $      69     $    (300)   $    (340)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
  Change in net assets from participant transactions   $ (10,643)   $ (11,487)   $ (11,087)   $   6,049     $ (30,526)   $ (15,991)
                                                       ---------    ---------    ---------    ---------     ---------    ---------
    Total change in net assets .....................   $  (5,382)   $ (11,112)   $  (9,432)   $   6,846     $ (12,063)   $ (12,982)
Net assets:
  At beginning of period ...........................      64,656       75,768       57,023       50,177       194,096      207,078
                                                       ---------    ---------    ---------    ---------     ---------    ---------
  At end of period .................................   $  59,274    $  64,656    $  47,591    $  57,023     $ 182,033    $ 194,096
                                                       =========    =========    =========    =========     =========    =========

* Amount less than $500.

                                                           See notes to financial statements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                         Capital Appreciation Variable Account
                                                    --------------------------------------------------------------------------
                                                                                   Compass 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    55.446    $    55.625    $    50.814       $    39.859    $    59.446
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.560    $     0.580    $     0.744       $     0.402    $     0.369
  Expenses ................................              (1.198)        (1.179)        (1.109)           (0.951)        (1.002)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment loss .................         $    (0.638)   $    (0.599)   $    (0.365)      $    (0.549)   $    (0.633)
  Net realized and unrealized gain (loss)
   on investments and foreign currency
    transactions ..........................               3.293          0.420          5.176            11.504        (18.954)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     2.655    $    (0.179)   $     4.811       $    10.955    $   (19.587)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    58.101    $    55.446    $    55.625       $    50.814    $    39.859
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(s) .................                4.79          (0.32)          9.47(b)          27.48(j)      (32.95)
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.15           2.16           2.14              2.12           2.12
  Net investment loss .....................               (1.11)         (1.08)         (0.70)            (1.20)         (1.36)
Portfolio turnover (%) ....................                  61            130             65               104             80
Number of units outstanding at end of
  period (000 Omitted) ....................               2,419          3,018          3,544             4,040          4,521

                                                                         Capital Appreciation Variable Account
                                                    --------------------------------------------------------------------------
                                                                                   Compass 3
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    36.524    $    36.678    $    33.539       $    26.334    $    39.314
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.355    $     0.370    $     0.458       $     0.260    $     0.240
  Expenses ................................              (0.807)        (0.795)        (0.753)           (0.648)        (0.688)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment loss .................         $    (0.452)   $    (0.425)   $    (0.295)      $    (0.388)   $    (0.448)
  Net realized and unrealized gain (loss)
   on investments and foreign currency
    transactions ..........................               2.163          0.271          3.434             7.593        (12.532)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     1.711    $    (0.154)   $     3.139       $     7.205    $   (12.980)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    38.235    $    36.524    $    36.678       $    33.539    $    26.334
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(s) .................                4.69          (0.42)          9.36(b)          27.36(j)      (33.02)
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.25           2.26           2.24              2.22           2.22
  Net investment loss .....................               (1.30)         (1.20)         (0.87)            (1.31)         (1.42)
Portfolio turnover ........................                  61            130             65               104             80
Number of units outstanding at end of
  period (000 Omitted) ....................                 128            237            413               621            812

FINANCIAL HIGHLIGHTS  -- continued

                                                                         Capital Appreciation Variable Account
                                                    --------------------------------------------------------------------------
                                                                              Compass 3 - Level 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    15.226    $    15.267    $    13.940       $    10.929    $    16.292
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.152    $     0.158    $     0.205       $     0.109    $     0.100
  Expenses ................................              (0.320)        (0.316)        (0.297)           (0.254)        (0.260)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment loss .................         $    (0.168)   $    (0.158)   $    (0.092)      $    (0.145)   $    (0.160)
  Net realized and unrealized gain (loss)
   on investments and foreign currency
    transactions ..........................               0.905          0.117          1.419             3.156         (5.203)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.737    $    (0.041)   $     1.327       $     3.011    $    (5.363)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    15.963    $    15.226    $    15.267       $    13.940    $    10.929
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(s) .................                4.84          (0.27)          9.52(b)          27.55(j)      (32.92)
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.10           2.11           2.09              2.07           2.07
  Net investment loss .....................               (1.13)         (1.05)         (0.65)            (1.17)         (1.32)
Portfolio turnover(%) .....................                  61            130             65               104             80
Number of units outstanding at end of
  period (000 Omitted) ....................               4,378          5,248          5,798             6,086          6,148

(b) The accounts' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.039, $0.026, and $0.010 per unit for Compass 2,
    Compass 3, and Compass 3 - Level 2, respectively, based on units outstanding on the day the proceeds were recorded.
(d) Per unit data are based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly.
(j) The accounts' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.900, $0.594, and $0.247 per unit for Compass 2, Compass 3, and Compass 3 - Level 2, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, the Compass 2, Compass 3, and Compass 3 - Level 2 total return per unit value for the year ended December 31, 2003 would have been lower by approximately 2.24%, 2.24%, and 2.25%, respectively.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

                                                See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                       Global Governments Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    24.865    $    27.240    $    25.169       $    22.125    $    18.653
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.003    $     0.925    $     0.872       $     0.877    $     0.861
  Expenses ................................              (0.629)        (0.651)        (0.633)           (0.584)        (0.486)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.374    $     0.274    $     0.239       $     0.293    $     0.375
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               0.493         (2.649)         1.832             2.751          3.097
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.867    $    (2.375)   $     2.071       $     3.044    $     3.472
                                                    -----------    -----------    -----------       -----------    -----------

  Unit value:
  Net asset value -- end of period ........         $    25.732    $    24.865    $    27.240       $    25.169    $    22.125
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(r) .................                3.49          (8.72)          8.23             13.76          18.61
Ratios (%) (to average net assets):
  Expenses before expense reductions (f) ..                3.39           2.95           2.67              2.47           2.44
  Expenses after expense reductions (f) ...                2.50           2.50           2.50               N/A           2.50(e)
  Net investment income ...................                1.48           1.04           0.94              1.23           1.73
Portfolio turnover (%) ....................                 118            144            128               130            126
Number of units outstanding at end of
  period (000 Omitted) ....................                 104            116            128               161            160

                                                                       Global Governments Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 3
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    24.209    $    26.561    $    24.578       $    21.638    $    18.269
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.025    $     0.949    $     0.883       $     0.869    $     0.846
  Expenses ................................              (0.659)        (0.688)        (0.662)           (0.600)        (0.511)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.366    $     0.261    $     0.221       $     0.269    $     0.335
  Net realized and unrealized gain
  (loss) on investments and foreign currency
  transactions ............................               0.442         (2.613)         1.762             2.671          3.034
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.808    $    (2.352)   $     1.983       $     2.940    $     3.369
                                                    -----------    -----------    -----------       -----------    -----------

  Unit value:
  Net asset value -- end of period ........         $    25.017    $    24.209    $    26.561       $    24.578    $    21.638
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(r) .................                3.34          (8.85)          8.07             13.59          18.44
Ratios (%) (to average net assets):
  Expenses before expense reductions (f) ..                3.54           3.10           2.82              2.62           2.56
  Expenses after expense reductions (f) ...                2.65           2.65           2.65               N/A           2.65(e)
  Net investment income ...................                1.41           0.97           0.85              1.15           1.77
Portfolio turnover ........................                 118            144            128               130            126
Number of units outstanding at end of
  period (000 Omitted) ....................                  18             26             28                41             58

                                                                       Global Governments Variable Account
                                                    --------------------------------------------------------------------------
                                                                              Compass 3 - Level 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    14.221    $    15.580    $    14.396       $    12.655    $    10.669
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.574    $     0.526    $     0.497       $     0.494    $     0.499
  Expenses ................................              (0.361)        (0.371)        (0.361)           (0.331)        (0.281)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.213    $     0.155    $     0.136       $     0.163    $     0.218
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions .................               0.284         (1.514)         1.048             1.578          1.768
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.497    $    (1.359)   $     1.184       $     1.741    $     1.986
                                                    -----------    -----------    -----------       -----------    -----------

  Unit value:
  Net asset value -- end of period ........         $    14.718    $    14.221    $    15.580       $    14.396    $    12.655
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(r) .................                3.49          (8.72)          8.23             13.76          18.61
Ratios (%) (to average net assets):
  Expenses before expense reductions (f) ..                3.39           2.95           2.67              2.47           2.42
  Expenses after expense reductions (f) ...                2.50           2.50           2.50               N/A           2.50(e)
  Net investment income ...................                1.47           1.04           0.94              1.21           1.70
Portfolio turnover (%) ....................                 118            144            128               130            126
Number of units outstanding at end
   of period (000 Omitted) ................                 403            468            500               559            568

(d) Per unit data are based on the average number of units outstanding during each year.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)  Certain expenses have been reduced without which performance would have been lower.

                                                See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                  Government Securities Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------

Per unit data: (d)
  Net asset value -- beginning of period ..         $    37.679    $    37.338    $    36.470       $    36.124    $    33.448
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     2.024    $     1.936    $     1.834       $     1.482    $     1.862
  Expenses ................................              (0.757)        (0.752)        (0.726)           (0.711)        (0.677)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     1.267    $     1.184    $     1.108       $     0.771    $     1.185
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................              (0.327)        (0.843)        (0.240)           (0.425)         1.491
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.940    $     0.341    $     0.868       $     0.346    $     2.676
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    38.619    $    37.679    $    37.338       $    36.470    $    36.124
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k) ....................                2.50           0.91           2.38              0.96           8.00
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.01           2.01           1.97              1.95           1.94
  Net investment income ...................                3.28           3.09           2.96              2.08           3.19
Portfolio turnover (%) ....................                  17             69             89               138            139
Number of units outstanding at end
  of period (000 Omitted) .................               1,538          1,852          2,125             2,447          2,759

                                                                  Government Securities Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 3
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------

Per unit data: (d)
  Net asset value -- beginning of period ..         $    26.295    $    26.082    $    25.501       $    25.284    $    23.434
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.352    $     1.316    $     1.244       $     1.045    $     1.300
  Expenses ................................              (0.538)        (0.543)        (0.525)           (0.514)        (0.495)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.814    $     0.773    $     0.719       $     0.531    $     0.805
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................              (0.185)        (0.560)        (0.138)           (0.314)         1.045
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.629    $     0.213    $     0.581       $     0.217    $     1.850
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    26.924    $    26.295    $    26.082       $    25.501    $    25.284
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k) ....................                2.40           0.82           2.28              0.86           7.89
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.11           2.11           2.07              2.05           2.04
  Net investment income ...................                3.15           2.96           2.82              2.08           3.36
Portfolio turnover ........................                  17             69             89               138            139
Number of units outstanding at end of
  period (000 Omitted) ....................                  40             69            100               147            205

                                                                  Government Securities Variable Account
                                                    --------------------------------------------------------------------------
                                                                             Compass 3 - Level 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------

Per unit data: (d)
  Net asset value -- beginning of period ..         $    15.421    $    15.274    $    14.912       $    14.763    $    13.663
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.813    $     0.781    $     0.742       $     0.597    $     0.732
  Expenses ................................              (0.300)        (0.299)        (0.289)           (0.282)        (0.267)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.513    $     0.482    $     0.453       $     0.315    $     0.465
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................              (0.120)        (0.335)        (0.091)           (0.166)         0.635
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.393    $     0.147    $     0.362       $     0.149    $     1.100
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    15.814    $    15.421    $    15.274       $    14.912    $    14.763
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k) ....................                2.55           0.96           2.43              1.01           8.05
Ratios (%) (to average net assets):
  Expenses (f) ............................                1.96           1.96           1.92              1.90           1.89
  Net investment income ...................                3.30           3.12           2.99              2.10           3.17
Portfolio turnover (%) ....................                  17             69             89               138            139
Number of units outstanding at end of
  period (000 Omitted) ....................               1,054          1,280          1,377             1,562          1,692

(d)  Per unit data are based on the average number of units outstanding during each year.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k)  The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                        High Yield Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    36.840    $    36.669    $    34.056       $    28.505    $    28.969
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     3.121    $     2.959    $     2.857       $     2.769    $     3.015
  Expenses ................................              (0.847)        (0.820)        (0.770)           (0.689)        (0.617)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     2.274    $     2.139    $     2.087       $     2.080    $     2.398
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               1.058         (1.968)         0.526             3.471         (2.862)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     3.332    $     0.171    $     2.613       $     5.551    $    (0.464)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    40.172    $    36.840    $    36.669       $    34.056    $    28.505
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(r)(s) ..............                9.04           0.47           7.67             19.47          (1.60)
Ratios (%) (to average net assets):
  Expenses before expense reduction (f) ...                2.32           2.28(o)        2.21              2.20           2.18
  Expenses after expense reductions (f) ...                2.22           2.25            N/A               N/A            N/A
  Net investment income ...................                5.84           5.76           5.91              6.53           7.84
Portfolio turnover (%) ....................                  88             53             81               164            172
Number of units outstanding at end
  of period (000 Omitted) .................               1,119          1,323          1,601             1,827          2,069

                                                                        High Yield Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 3
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    27.043    $    26.943    $    25.048       $    20.986    $    21.349
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     2.212    $     2.118    $     2.021       $     1.964    $     2.141
  Expenses ................................              (0.635)        (0.620)        (0.576)           (0.514)        (0.469)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     1.577    $     1.498    $     1.445       $     1.450    $     1.672
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               0.839         (1.398)         0.450             2.612         (2.035)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     2.416    $     0.100    $     1.895       $     4.062    $    (0.363)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    29.459    $    27.043    $    26.943       $    25.048    $    20.986
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(r)(s) ..............                8.94           0.37           7.57             19.35          (1.70)
Ratios (%) (to average net assets):
  Expenses before expense reductions (f) ..                2.42           2.38(o)        2.31              2.30           2.28
  Expenses after expense reductions (f) ...                2.32           2.35            N/A               N/A            N/A
  Net investment income ...................                5.71           5.64           5.75              6.41           8.45
Portfolio turnover ........................                  88             53             81               164            172
Number of units outstanding at end of
   period (000 Omitted) ...................                  34             47             67               115            178

                                                                        High Yield Variable Account
                                                    --------------------------------------------------------------------------
                                                                             Compass 3 - Level 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    14.495    $    14.421    $    13.386       $    11.199    $    11.376
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.202    $     1.142    $     1.019       $     1.161    $     1.220
  Expenses ................................              (0.323)        (0.312)        (0.275)           (0.286)        (0.257)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.879    $     0.830    $     0.744       $     0.875    $     0.963
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               0.440         (0.756)         0.291             1.312         (1.140)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     1.319    $     0.074    $     1.035       $     2.187    $    (0.177)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    15.814    $    14.495    $    14.421       $    13.386    $    11.199
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(r)(s) ..............                9.10           0.52           7.73             19.53    $     (1.55)
Ratios (%) (to average net assets):
  Expenses before expense reductions (f) ..                2.27           2.23(o)        2.16              2.15           2.13
  Expenses after expense reductions (f) ...                2.17           2.20            N/A               N/A            N/A
  Net investment income ...................                5.86           5.81           5.77              6.57           6.08
Portfolio turnover (%) ....................                  88             53             81               164            172
Number of units outstanding at end of
   period (000 Omitted) ...................                 774            937            971             2,631          2,684

(d)  Per share data are based on average number of units outstanding during each year.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k)  The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(o)  Due to a revision, the ratios of expenses before expense reductions for the year ended December 31, 2005 not previously reported, were 2.28%, 2.38% and 2.23% for Compass 2, Compass 3, and Compass 3 - Level 2, respectively. There was no impact to net assets or the expenses charged to the shareholder.
(r)  Certain expenses have been reduced without which performance would have been lower.
(s)  From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

                                                See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                       Money Market Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    20.331    $    20.073    $    20.188       $    20.322    $    20.341
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.051    $     0.661    $     0.281       $     0.247    $     0.382
  Expenses ................................              (0.403)        (0.403)        (0.396)           (0.381)        (0.401)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income (loss) ........         $     0.648    $     0.258    $    (0.115)      $    (0.134)   $    (0.019)
  Net realized and unrealized gain (loss)
   on investments .........................                  --         (0.000)(w)         --                --             --
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.648    $     0.258    $    (0.115)      $    (0.134)   $    (0.019)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    20.979    $    20.331    $    20.073       $    20.188    $    20.322
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k) ....................                3.19           1.29          (0.57)            (0.66)         (0.09)
Ratios (%) (to average net assets):
  Expenses (f) ............................                1.95           1.99           1.96              1.87           1.96
  Net investment income (loss) ............                3.15           1.38          (0.56)            (0.63)         (0.12)
Number of units outstanding at end of
  period (000 Omitted) ....................                 928          1,128          1,009             1,172          1,626

                                                                       Money Market Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 3
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    16.638    $    16.443    $    16.553       $    16.680    $    16.712
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.852    $     0.539    $     0.229       $     0.198    $     0.318
  Expenses ................................              (0.338)        (0.344)        (0.339)           (0.325)        (0.350)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income (loss) ........         $     0.514    $     0.195    $    (0.110)      $    (0.127)   $    (0.032)
  Net realized and unrealized gain (loss)
    on investments ........................                  --         (0.000)(w)         --                --             --
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.514    $     0.195    $    (0.110)      $    (0.127)   $    (0.032)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    17.152    $    16.638    $    16.443       $    16.553    $    16.680
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k) ....................                3.09           1.19          (0.67)            (0.76)         (0.19)
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.05           2.09           2.06              1.97           2.06
  Net investment income (loss) ............                3.00           1.42          (0.71)            (0.74)         (0.14)
Number of units outstanding at end of
    period (000 Omitted) ..................                 131            218             97               155            186

                                                                       Money Market Variable Account
                                                    --------------------------------------------------------------------------
                                                                             Compass 3 - Level 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    12.491    $    12.326    $    12.390       $    12.466    $    12.472
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.644    $     0.405    $     0.181       $     0.131    $     0.223
  Expenses ................................              (0.240)        (0.240)        (0.245)           (0.207)        (0.229)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income (loss) ........         $     0.404    $     0.165    $    (0.064)      $    (0.076)   $    (0.006)
  Net realized and unrealized gain (loss)
   on investments .........................                  --         (0.000)(w)         --                --             --
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     0.404    $     0.165    $    (0.064)      $    (0.076)   $    (0.006)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    12.895    $    12.491    $    12.326       $    12.390    $    12.466
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k) ....................                3.24           1.34          (0.52)            (0.61)         (0.04)
Ratios (%) (to average net assets):
  Expenses (f) ............................                1.90           1.94           1.91              1.82           1.91
  Net investment income (loss) ............                3.18           1.39          (0.48)            (0.61)         (0.01)
Number of units outstanding at end of
   period (000 Omitted) ...................               1,969          2,384          2,259               896          1,113

(d)  Per unit data are based on the average number of units outstanding during each year.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k)  The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(w)  Per unit amount was less than $0.001.

                                                See notes to financial statements.

FINANCIAL HIGHLIGHTS -- continued

The financial highlights table is intended to help you understand the variable accounts' financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                       Total Return Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    46.459    $    45.729    $    41.571       $    35.950    $    38.562
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.749    $     1.521    $     1.450       $     1.237    $     1.407
  Expenses ................................              (1.033)        (0.970)        (0.905)           (0.800)        (0.777)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.716    $     0.551    $     0.545       $     0.437    $     0.630
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               4.198          0.179          3.613             5.184         (3.242)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     4.914    $     0.730    $     4.158       $     5.621    $    (2.612)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    51.373    $    46.459    $    45.729       $    41.571    $    35.950
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(s) .................               10.58           1.60          10.00(b)          15.64          (6.77)
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.14           2.12           2.11              2.10           2.08
  Net investment income ...................                1.46           1.18           1.25              1.13           1.43
Portfolio turnover (%) ....................                  45             49             64                62             76
Number of units outstanding at end of
   period (000 Omitted) ...................               1,156          1,349          1,511             1,688          1,871

                                                                       Total Return Variable Account
                                                    --------------------------------------------------------------------------
                                                                                  Compass 3
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    45.236    $    44.592    $    40.597       $    35.160    $    37.771
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     1.645    $     1.450    $     1.375       $     1.200    $     1.360
  Expenses ................................              (1.051)        (1.019)        (0.929)           (0.823)        (0.804)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.594    $     0.431    $     0.446       $     0.377    $     0.556
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               4.117          0.213          3.549             5.060         (3.167)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     4.711    $     0.644    $     3.995       $     5.437    $    (2.611)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    49.947    $    45.236    $    44.592       $    40.597    $    35.160
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(s) .................               10.42           1.45           9.84(b)          15.46          (6.91)
  Ratios (%) (to average net assets):
  Expenses (f) ............................                2.29           2.27           2.26              2.25           2.23
  Net investment income ...................                1.28           0.97           1.07              1.01           1.61
Portfolio turnover ........................                  45             49             64                62             76
Number of units outstanding at end of
   period (000 Omitted) ...................                 142            217            315               453            634

                                                                       Total Return Variable Account
                                                    --------------------------------------------------------------------------
                                                                              Compass 3 - Level 2
                                                    --------------------------------------------------------------------------
                                                                               Years Ended 12/31
                                                    --------------------------------------------------------------------------
                                                       2006           2005           2004              2003           2002
                                                    -----------    -----------    -----------       -----------    -----------
Per unit data: (d)
  Net asset value -- beginning of period ..         $    21.903    $    21.559    $    19.599       $    16.949    $    18.180
                                                    -----------    -----------    -----------       -----------    -----------
  Investment income .......................         $     0.812    $     0.710    $     0.676       $     0.575    $     0.658
  Expenses ................................              (0.484)        (0.457)        (0.425)           (0.376)        (0.367)
                                                    -----------    -----------    -----------       -----------    -----------
      Net investment income ...............         $     0.328    $     0.253    $     0.251       $     0.199    $     0.291
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................               1.989          0.091          1.709             2.451         (1.522)
                                                    -----------    -----------    -----------       -----------    -----------
  Change in unit value ....................         $     2.317    $     0.344    $     1.960       $     2.650    $    (1.231)
                                                    -----------    -----------    -----------       -----------    -----------
  Unit value:
  Net asset value -- end of period ........         $    24.220    $    21.903    $    21.559       $    19.599    $    16.949
                                                    ===========    ===========    ===========       ===========    ===========
  Total Return (%) (k)(s) .................               10.58           1.60          10.00(b)          15.64          (6.77)
Ratios (%) (to average net assets):
  Expenses (f) ............................                2.14           2.12           2.11              2.10           2.08
  Net investment income ...................                1.44           1.17           1.24              1.11           1.55
Portfolio turnover (%) ....................                  45             49             64                62             76
Number of units outstanding at end of
   period (000 Omitted) ...................               4,695          5,462          5,646             5,946          6,236

(b) The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per unit based on the units outstanding on the day the proceeds were recorded.
(d) Per unit data are based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. The variable accounts operate as open-end management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The High Yield Variable Account can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account and Total Return Variable Account can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations - Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of the variable accounts' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers. Under the variable accounts' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the variable accounts' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the variable accounts' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the variable accounts' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the variable accounts' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the variable accounts' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the variable accounts, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the variable accounts' financial statements.

Repurchase Agreements - Each variable account may enter into repurchase agreements with institutions that the variable accounts' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities - Certain variable accounts invest in inflation-adjusted debt securities issued by the U.S. Treasury. The variable accounts may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk - Certain variable accounts may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the variable accounts use derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include purchased options, futures contracts, and forward currency exchange contracts for the Global Governments Variable Account and futures contracts for the Government Securities Variable Account.

Purchased Options - Certain variable accounts may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the variable account's exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statements of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statements of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable accounts are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable accounts. Upon entering into such contracts, the variable accounts bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the variable accounts may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The variable accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable accounts may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The variable accounts may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Loans and Other Direct Debt Instruments - Certain variable accounts may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the variable account to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications - Under the variable account's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the variable account. Additionally, in the normal course of business, each variable account enters into agreements with service providers that may contain indemnification clauses. The variable account's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the variable account that have not yet occurred.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. For the Money Market Variable Account all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. For all other variable accounts, all premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles; and all discount is accreted for tax reporting purposes as required by federal income tax regulations. Certain variable accounts earn certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the variable account is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The variable accounts may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statements of Operations, or in unrealized gain/loss if the security is still held by the variable accounts.

Fees Paid Indirectly - The variable accounts' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. This amount, for the year ended December 31, 2006 is shown as a reduction of total expenses on the Statements of Operations.

Federal Income Taxes - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid to the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between February 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 table. Annuity reserves for contracts in the current payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS WITH AFFILIATES
Investment Adviser - Each variable account has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the variable accounts. The management fee is computed daily and paid monthly at the following annual rates based on a percentage of each variable account's average daily net assets:

                                                              Annual Rate of Management  Annual Rate of Management
                                                                         Fee                        Fee                  Annual
                                                                  Based on Average           Based on Average          Effective
                                                                  Daily Net Assets           Daily Net Assets          Management
                                                                 Up to $300 Million      In Excess of $300 Million      Fee Rate
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account ......................            0.75%                     0.675%                 0.75%
Global Governments Variable Account ........................            0.75%                     0.675%                 0.75%
Government Securities Variable Account .....................            0.55%                     0.495%                 0.55%
High Yield Variable Account ................................            0.75%(a)                  0.675%                 0.68%
Money Market Variable Account ..............................            0.50%(b)                   0.50%(b)              0.50%
Total Return Variable Account ..............................            0.75%                     0.675%                 0.75%

(a) At the commencement of the period, the investment adviser had agreed to reduce its management fee to 0.675% of average daily net assets. Effective September 1, 2006, the investment adviser has agreed in writing to reduce its management fee to
    0.70% for the first $300 million of average daily net assets. This written agreement will continue through August 31, 2007, unless changed or rescinded by the variable accounts' Board of Managers. This management fee reduction amounted to $40,938, which is shown as a reduction of total expenses in the Statements of Operations.
(b) The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of
    $500 million. This written agreement may be rescinded only upon consent of the variable accounts' Board of Managers. For the year ended December 31, 2006, the Money Market Variable Account's average daily net assets did not exceed $500 million and therefore, the management fee was not reduced.

At the commencement of the period, the investment adviser had agreed to pay each variable accounts' operating expenses, exclusive of taxes, extraordinary expenses, brokerage and transaction costs, mortality and expense risk charges, distribution expense risk charges, and contract maintenance charges, such that operating expenses did not exceed 1.25% annually of the average daily net assets of each variable account. This agreement is contained in the investment advisory agreement between MFS and the variable accounts and may not be rescinded without shareholder approval. Effective September 1, 2006, the investment adviser has agreed in writing to pay the High Yield Variable Account's operating expenses, exclusive of taxes, extraordinary expenses, brokerage and transaction costs, mortality and expense risk charges, distribution expense risk charges, and contract maintenance charges, such that operating expenses do not exceed 0.90% annually of the average daily net assets of the High Yield Variable Account. This written agreement will continue through August 31, 2007 unless changed or rescinded by the variable account's Board of Managers. For the year ended December 31, 2006, this reduction amounted to $84,512 and $20,169 for the Global Governments Variable Account and High Yield Variable Account, respectively, and is reflected as a reduction of total expenses in the Statements of Operations. For the year ended December 31, 2006, the actual operating expenses for the Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account did not exceed the limit and therefore, the investment adviser did not pay any portion of these variable accounts' expenses.

Administrator - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each variable account. Under an administrative services agreement, each variable account partially reimburses MFS the costs incurred to provide these services. Prior to June 1, 2006, each variable account was allocated a portion of these administrative costs based on its size and relative average net assets. Effective June 1, 2006, each variable account is charged an annual fixed amount of $10,000 plus a fee based on calendar year average net assets.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to the following annual effective rate of the variable accounts' average daily net assets:

                                                            Capital        Global     Government     High       Money   Total
                                                          Appreciation   Governments  Securities    Yield       Market  Return
                                                             Variable      Variable    Variable    Variable    Variable Variable
                                                             Account       Account     Account     Account     Account  Account
--------------------------------------------------------------------------------------------------------------------------------
Percent of average daily net assets ......................   0.0245%       0.0692%     0.0245%     0.0243%     0.0243%   0.0247%
                                                             ======        ======      ======      ======      ======    ======

Managers' and Officers' Compensation - Each variable account pays compensation to Independent Managers in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. Each variable account does not pay compensation directly to officers or members of the Board of Managers who are affiliated with the Investment Adviser or the Sponsor. Certain officers and managers of the variable accounts are officers or directors of MFS, MFD, and MFSC.

Other - These variable accounts and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2006, the fees paid to Tarantino LLC were as follows:

              Capital Appreciation Variable Account ....  $1,197
              Global Governments Variable Account ......      49
              Government Securities Variable Account ...     438
              High Yield Variable Account ..............     314
              Money Market Variable Account ............     271
              Total Return Variable Account ............     949

(6) PORTFOLIO SECURITIES
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                                 Purchases      Sales
--------------------------------------------------------------------------
Capital Appreciation Variable Account ........ $139,981,685  $187,252,271
Global Governments Variable Account ..........    5,533,581     6,930,975
Government Securities Variable Account .......    1,385,157       806,537
High Yield Variable Account ..................   51,630,690    56,781,385
Total Return Variable Account ................   63,051,273    81,352,650

Purchases and sales of investments for the Money Market Variable Account, exclusive of securities subject to repurchase agreements, aggregated $656,414,713 and $667,087,700, respectively.

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases      Sales
--------------------------------------------------------------------------
Global Governments Variable Account ..........  $ 3,968,496   $ 3,349,384
Government Securities Variable Account .......   12,499,717    26,469,320
Total Return Variable Account ................   18,728,895    28,186,798

(7) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                              Year Ended 12/31/06 (000 Omitted)
                                               ------------------------------------------------------------------------

                                                                        Transfers Between        Withdrawals,
                                                                        Variable Accounts         Surrenders,
                                                    Purchase                and Fixed           Annuitizations,
                                                    Payments              Accumulation            and Contract
                                                    Received                 Account                Charges
                                               --------------------    --------------------    --------------------
                                                Units       Dollar      Units      Dollars      Units      Dollars
                                               --------    --------    --------    --------    --------    --------

Capital Appreciation Variable Account
Compass 2 Contracts ..................               28    $  1,602         (78)   $ (4,354)       (549)   $(30,610)
Compass 3 Contracts ..................               20         756         (99)     (3,657)        (30)     (1,105)
Compass 3 - Level 2 Contracts ........              133       2,035          93       1,464      (1,096)    (16,818)
                                                           --------                --------                --------
                                                           $  4,393                $ (6,547)               $(48,533)
                                                           ========                ========                ========
Global Governments Variable Account
Compass 2 Contracts ..................                2    $     41           9    $    229         (23)   $   (568)
Compass 3 Contracts ..................                4         109          (7)       (177)         (5)       (127)
Compass 3 - Level 2 Contracts ........                8         129          (5)        (74)        (68)       (981)
                                                           --------                --------                --------
                                                           $    279                $    (22)               $ (1,676)
                                                           ========                ========                ========
Government Securities Variable Account
Compass 2 Contracts ..................               22    $    834         (21)   $   (771)       (315)   $(11,902)
Compass 3 Contracts ..................                8         204         (29)       (763)         (8)       (205)
Compass 3 - Level 2 Contracts ........               27         421          25         376        (278)     (4,289)
                                                           --------                --------                --------
                                                           $  1,459                $ (1,158)               $(16,396)
                                                           ========                ========                ========
High Yield Variable Account
Compass 2 Contracts ..................                9    $    332         (13)   $   (465)       (200)   $ (7,644)
Compass 3 Contracts ..................                6         163         (13)       (374)         (6)       (158)
Compass 3 - Level 2 Contracts ........               18         266           3          90        (184)     (2,780)
                                                           --------                --------                --------
                                                           $    761                $   (749)               $(10,582)
                                                           ========                ========                ========

Money Market Variable Account
Compass 2 Contracts ..................                9    $    188           2    $     41        (211)   $ (4,359)
Compass 3 Contracts ..................               21         356         (80)     (1,346)        (28)       (473)
Compass 3 - Level 2 Contracts ........               62         777          77         963        (554)     (7,013)
                                                           --------                --------                --------
                                                           $  1,321                $   (342)               $(11,845)
                                                           ========                ========                ========
Total Return Variable Account
Compass 2 Contracts ..................               11    $    492          27    $  1,266        (231)   $(11,129)
Compass 3 Contracts ..................               24       1,119         (74)     (3,480)        (25)     (1,142)
Compass 3 - Level 2 Contracts ........              119       2,689         193       4,441      (1,079)    (24,482)
                                                           --------                --------                --------
                                                           $  4,300                $  2,227                $(36,753)
                                                           ========                ========                ========

                                                       Year Ended 12/31/06 (000 Omitted)
                                               -----------------------------------------------
                                                         Net              Net          Net
                                                     Accumulation    Annuitization   Increase
                                                       Activity         Activity    (Decrease)
                                               ---------------------    --------     --------
                                                 Units       Dollars     Dollars     Dollars
                                               ---------    --------    --------     --------

Capital Appreciation Variable Account
Compass 2 Contracts ..................              (599)   $(33,362)   $   (159)    $(33,521)
Compass 3 Contracts ..................              (109)     (4,006)          0*      (4,006)
Compass 3 - Level 2 Contracts ........              (870)    (13,319)        (36)     (13,355)
                                                            --------    --------     --------
                                                            $(50,687)   $   (195)    $(50,882)
                                                            ========    ========     ========
Global Governments Variable Account
Compass 2 Contracts ..................               (12)   $   (298)   $      1     $   (297)
Compass 3 Contracts ..................                (8)       (195)        (38)        (233)
Compass 3 - Level 2 Contracts ........               (65)       (926)         35         (891)
                                                            --------    --------     --------
                                                            $ (1,419)   $     (2)    $ (1,421)
Government Securities Variable Account
Compass 2 Contracts ..................              (314)   $(11,839)   $     51     $(11,788)
Compass 3 Contracts ..................               (29)       (764)       --           (764)
Compass 3 - Level 2 Contracts ........              (226)     (3,492)          0*      (3,492)
                                                            --------    --------     --------
                                                            $(16,095)   $     51     $(16,044)
                                                            ========    ========     ========
High Yield Variable Account
Compass 2 Contracts ..................              (204)   $ (7,777)   $    (72)    $ (7,849)
Compass 3 Contracts ..................               (13)       (369)          0*        (369)
Compass 3 - Level 2 Contracts ........              (163)     (2,424)         (1)      (2,425)
                                                            --------    --------     --------
                                                            $(10,570)   $    (73)    $(10,643)
                                                            ========    ========     ========

Money Market Variable Account
Compass 2 Contracts ..................              (200)   $ (4,130)   $   (178)    $ (4,308)
Compass 3 Contracts ..................               (87)     (1,463)         (9)      (1,472)
Compass 3 - Level 2 Contracts ........              (415)     (5,273)        (34)      (5,307)
                                                            --------    --------     --------
                                                            $(10,866)   $   (221)    $(11,087)
                                                            ========    ========     ========
Total Return Variable Account
Compass 2 Contracts ..................              (193)   $ (9,371)   $   (174)    $ (9,545)
Compass 3 Contracts ..................               (75)     (3,503)        (48)      (3,551)
Compass 3 - Level 2 Contracts ........              (767)    (17,352)        (78)     (17,430)
                                                            --------    --------     --------
                                                            $(30,226)   $   (300)    $(30,526)
                                                            ========    ========     ========

* Amount less than 500.

                                                                   Year Ended 12/31/05 (000 Omitted)
                                               -------------------------------------------------------------------
                                                                        Transfers Between        Withdrawals,
                                                                        Variable Accounts         Surrenders,
                                                    Purchase                and Fixed           Annuitizations,
                                                    Payments              Accumulation            and Contract
                                                    Received                 Account                Charges
                                               --------------------    --------------------    --------------------
                                                Units       Dollar      Units      Dollars      Units      Dollars
                                               --------    --------    --------    --------    --------    --------
Capital Appreciation Variable Account
Compass 2 Contracts ..................               35    $  1,936         (21)   $ (1,091)       (540)   $(29,700)
Compass 3 Contracts ..................               38       1,358        (152)     (5,445)        (62)     (2,250)
Compass 3 - Level 2 Contracts ........              171       2,563         412       6,242      (1,133)    (16,995)
                                                           --------                --------                --------
                                                           $  5,857                $   (294)               $(48,945)
                                                           ========                ========                ========
Global Governments Variable Account
Compass 2 Contracts ..................                1    $     29          12    $    324         (25)   $   (653)
Compass 3 Contracts ..................                4         103           0*          7          (6)       (157)
Compass 3 - Level 2 Contracts ........               16         234          43         646         (91)     (1,359)
                                                           --------                --------                --------
                                                           $    366                $    977                $ (2,169)
                                                           ========                ========                ========
Government Securities Variable Account
Compass 2 Contracts ..................               31    $  1,174           7    $    275        (311)   $(11,710)
Compass 3 Contracts ..................               13         341         (29)       (746)        (15)       (383)
Compass 3 - Level 2 Contracts ........               51         788          84       1,292        (232)     (3,571)
                                                           --------                --------                --------
                                                           $  2,303                $    821                $(15,664)
                                                           ========                ========                ========
High Yield Variable Account
Compass 2 Contracts ..................               18    $    671         (27)   $ (1,007)       (269)   $ (9,848)
Compass 3 Contracts ..................                9         250         (15)       (416)        (14)       (371)
Compass 3 - Level 2 Contracts ........               21         306         100       1,381        (155)     (2,231)
                                                           --------                --------                --------
                                                           $  1,227                $    (42)               $(12,450)
                                                           ========                ========                ========
Money Market Variable Account
Compass 2 Contracts ..................               12    $    326         349    $  7,007        (242)   $ (4,879)
Compass 3 Contracts ..................               33         568         142       2,330         (54)       (884)
Compass 3 - Level 2 Contracts ........               71         904       2,082      25,741      (2,028)    (25,133)
                                                           --------                --------                --------
                                                           $  1,798                $ 35,078                $(30,896)
                                                           ========                ========                ========
Total Return Variable Account
Compass 2 Contracts ..................               11    $    557         104    $  4,770        (277)   $(12,683)
Compass 3 Contracts ..................               31       1,416         (84)     (3,724)        (45)     (2,024)
Compass 3 - Level 2 Contracts ........              156       3,366         635      13,743        (975)    (21,072)
                                                           --------                --------                --------
                                                           $  5,339                $ 14,789                $(35,779)
                                                           ========                ========                ========

                                                       Year Ended 12/31/05 (000 Omitted)
                                               -----------------------------------------------
                                                         Net              Net          Net
                                                     Accumulation    Annuitization   Increase
                                                       Activity         Activity    (Decrease)
                                               ---------------------    --------     --------
                                                 Units       Dollars     Dollars     Dollars
                                               ---------    --------    --------     --------


Capital Appreciation Variable Account
Compass 2 Contracts ..................             (526)   $(28,855)   $   (212)    $(29,067)
Compass 3 Contracts ..................             (176)     (6,337)          0*      (6,337)
Compass 3 - Level 2 Contracts ........             (550)     (8,190)         (7)      (8,197)
                                                           --------    --------     --------
                                                           $(43,382)   $   (219)    $(43,601)
                                                           ========    ========     ========
Global Governments Variable Account
Compass 2 Contracts ..................              (12)   $   (300)   $      1     $   (299)
Compass 3 Contracts ..................               (2)        (47)         (3)         (50)
Compass 3 - Level 2 Contracts ........              (32)       (479)         (1)        (480)
                                                           --------    --------     --------
                                                           $   (826)   $     (3)    $   (829)
                                                           ========    ========     ========
Government Securities Variable Account
Compass 2 Contracts ..................             (273)   $(10,261)   $    (68)    $(10,329)
Compass 3 Contracts ..................              (31)       (788)       --           (788)
Compass 3 - Level 2 Contracts ........              (97)     (1,491)        (10)      (1,501)
                                                           --------    --------     --------
                                                           $(12,540)   $    (78)    $(12,618)
                                                           ========    ========     ========
High Yield Variable Account
Compass 2 Contracts ..................             (278)   $(10,184)   $   (200)    $(10,384)
Compass 3 Contracts ..................              (20)       (537)         (8)        (545)
Compass 3 - Level 2 Contracts ........              (34)       (544)        (14)        (558)
                                                           --------    --------     --------
                                                           $(11,265)   $   (222)    $(11,487)
                                                           ========    ========     ========
Money Market Variable Account
Compass 2 Contracts ..................              119    $  2,454    $      9     $  2,463
Compass 3 Contracts ..................              121       2,014           4        2,018
Compass 3 - Level 2 Contracts ........              125       1,512          56        1,568
                                                           --------    --------     --------
                                                           $  5,980    $     69     $  6,049
                                                           ========    ========     ========
Total Return Variable Account
Compass 2 Contracts ..................             (162)   $ (7,356)   $   (135)    $ (7,491)
Compass 3 Contracts ..................              (98)     (4,332)        (86)      (4,418)
Compass 3 - Level 2 Contracts ........             (184)     (3,963)       (119)      (4,082)
                                                           --------    --------     --------
                                                           $(15,651)   $   (340)    $(15,991)
                                                           ========    ========     ========

* Amount less than 500.

On July 18, 2005, $41,059,121 was transferred to the Money Market Variable Account from the Managed Sectors Variable Account as a result of its termination.

(8) LINE OF CREDIT
The variable accounts and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the variable accounts and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the variable accounts' commitment fee and interest expense are included in miscellaneous expense on the Statements of Operations and were as follows:

                                             Commitment fee   Interest expense
------------------------------------------------------------------------------
Capital Appreciation Variable Account ....      $2,008              $--
Global Governments Variable Account ......          83               --
Government Securities Variable Account ...         737               --
High Yield Variable Account ..............         510               --
Money Market Variable Account ............         671               221
Total Return Variable Account ............       1,573               --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account and the Board of Directors of Sun Life Insurance Company of Canada:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (the "Variable Accounts") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Variable Accounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 20, 2007

COMPASS VARIABLE ACCOUNTS

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The members of the Boards of Managers ("Managers") and the officers of each Account, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Manager and officer is 500 Boylston Street, Boston, Massachusetts 02116.
                              POSITION(s) HELD       MANAGER/OFFICER  PRINCIPAL OCCUPATIONS DURING THE PAST
  NAME, DATE OF BIRTH            WITH FUND               SINCE(1)      FIVE YEARS AND OTHER DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
David D. Horn(3)                  Manager               April 1986    Private investor; Retired; Sun Life Assurance Company
(born 06/07/41)                                                       of Canada, Former Senior Vice President and General Manager
                                                                      for the United States (until 1997)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT MANAGERS
-----------------------------------------------------------------------------------------------------------------------------------
J. Kermit Birchfield              Chairman               May 1997     Consultant; Century Partners, Inc. (investments),
(born 01/08/40)                                                       Managing Director; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; Dessin Fournir LLC
                                                                      (furniture manufacturer), Director (October 2005 to present)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Bishop                  Manager                May 2001     AutoImmune Inc. (pharmaceutical product development),
(born 01/13/43)                                                       Chairman, President and Chief Executive Officer; Caliper
                                                                      Life Sciences Corp. (laboratory analytical instruments),
                                                                      Director; Millipore Corporation (purification/ filtration
                                                                      products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director
-----------------------------------------------------------------------------------------------------------------------------------
Frederick H. Dulles               Manager                May 2001     Attorney; Ten State Street LLP (law firm),
(born 03/12/42)                                                       Partner (July 2003 to May 2005); McFadden, Pilkington & Ward
                                                                      LLP (solicitors and registered foreign lawyers), Partner
                                                                      (until June 2003); Jackson & Nash, LLP (law firm), Of
                                                                      Counsel (January 2000 to November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Marcia A. Kean                    Manager               April 2005    Feinstein Kean  Healthcare (consulting), Chief Executive
(born 06/30/48)                                                       Officer (since December 2002), Managing Director (prior to
                                                                      May 2001); Ardais Corporation (biotech products), Senior
                                                                      Vice President - Commercialization (February 2002 until
                                                                      November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Ronald G. Steinhart               Manager                May 2001     Private investor; Bank One, Texas N.A., Vice Chairman and
(born 06/15/40)                                                       Director (January 2000 to January 2001); Bank One
                                                                      Corporation, Officer (until January 2000); Carreker
                                                                      Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real
                                                                      estate investment trust), Director; United Auto Group, Inc.
                                                                      (automotive retailer), Director
-----------------------------------------------------------------------------------------------------------------------------------
Haviland Wright                   Manager                May 2001     Hawaii Small Business Development Center, Kaua'l
(born 07/21/48)                                                       Center, Center Director (since March 2002); Displaytech,
                                                                      Inc. (manufacturer of liquid crystal display technology),
                                                                      Chairman and Chief Executive Officer (until March 2002)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGER EMERITUS
-----------------------------------------------------------------------------------------------------------------------------------
Samuel Adams                  Manager Emeritus                        Retired
(born 10/19/25)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Maria F. Dwyer(4)                President            November 2005   Massachusetts Financial Services Company, Executive
(born 12/01/58)                                                       Vice President and Chief Regulatory Officer (since March
                                                                      2004); Fidelity Management & Research Company, Vice
                                                                      President (prior to March 2004); Fidelity Group of Funds,
                                                                      President and Treasurer (prior to March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Tracy Atkinson(4)                Treasurer            September 2005  Massachusetts Financial Services Company, Senior
(born 12/30/64)                                                       Vice President (since September 2004); PricewaterhouseCoo
                                                                      pers LLP, Partner (prior to September 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher R. Bohane(4)    Assistant Secretary         July 2005     Massachusetts Financial Services Company, Vice
(born 01/18/74)             and Assistant Clerk                       President and Senior Counsel (since April 2003); Kirkpatrick
                                                                      & Lockhart LLP (law firm), Associate (prior to April 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Ethan D. Corey(4)           Assistant Secretary         July 2005     Massachusetts Financial Services Company, Special
(born 11/21/63)             and Assistant Clerk                       Counsel (since December 2004); Dechert LLP (law firm),
                                                                      Counsel (prior to December 2004)
-----------------------------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(4)       Assistant Treasurer         July 2005     Massachusetts Financial Services Company, Vice
(born 08/10/68)                                                       President (since June 2005); JP Morgan Investor Services,
                                                                      Vice President (January 2001 to June 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(4)         Assistant Secretary       September 2005  Massachusetts Financial Services Company, Vice
(born 07/10/68)             and Assistant Clerk                       President and Senior Counsel (since September 2005); John
                                                                      Hancock Advisers, LLC, Vice President and Chief Compliance
                                                                      Officer (September 2004 to August 2005) Senior Attorney
                                                                      (prior to September 2004); John Hancock Group of Funds, Vice
                                                                      President and Chief Compliance Officer (September 2004 to
                                                                      December 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Mark D. Fischer(4)          Assistant Treasurer         July 2005     Massachusetts Financial Services Company, Vice
(born 10/27/70)                                                       President (since May 2005); JP Morgan Investment Management
                                                                      Company, Vice President (prior to May 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Langenfeld(4)      Assistant Secretary          May 2006     Massachusetts Financial Services Company, Assistant
(born 03/07/73)             and Assistant Clerk                       Vice President and Counsel (since May 2006); John Hancock
                                                                      Advisers, LLC, Assistant Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock Advisers, LLC, Attorney
                                                                      and Assistant Secretary (prior to May 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(4)           Assistant Treasurer          May 1997     Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------
Susan S. Newton(4)          Assistant Secretary          May 2005     Massachusetts Financial Services Company, Senior
(born 03/07/50)             and Assistant Clerk                       Vice President and Assistant General Counsel (since April
                                                                      2005); John Hancock Advisers, LLC, Senior Vice President,
                                                                      Secretary and Chief Legal Officer (prior to April 2005);
                                                                      John Hancock Group of Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer (prior to April 2005)
-----------------------------------------------------------------------------------------------------------------------------------
Susan A. Pereira(4)         Assistant Secretary         July 2005     Massachusetts Financial Services Company, Vice
(born 11/05/70)             and Assistant Clerk                       President and Senior Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm), Associate (January 2001 to June
                                                                      2004)
-----------------------------------------------------------------------------------------------------------------------------------
Mark N. Polebaum(4)            Secretary and          February 2006   Massachusetts Financial Services Company, Executive
(born 05/01/52)               Assistant Clerk                         Vice President, General Counsel and Secretary (since January
                                                                      2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm),
                                                                      Partner (prior to January 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino           Independent Chief        September 2004  Tarantino LLC (provider of compliance services),
(born 03/07/44)              Compliance Officer                       Principal (since June 2004); CRA Business Strategies Group
                                                                      (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser),
                                                                      Managing Director, Chief Administrative Officer and Director
                                                                      (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(4)            Assistant Treasurer         April 1992    Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                       Vice President
-----------------------------------------------------------------------------------------------------------------------------------
------------
(1) Date first appointed to serve as Manager/Trustee/Officer of an MFS/Sun Life Product. Each Manager has served continuously since appointment.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of
    Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

The Accounts do not hold annual meetings for the purpose of electing Managers, and Managers are not elected for fixed terms. Each Manager and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Managers currently serve as Managers of each Account and have served in that capacity since originally elected or appointed. All of the Managers are also Trustees of the MFS Sun/Life Series Trust. The executive officers of the Compass Variable Accounts hold similar offices for the MFS Sun/Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Trustee or Manager of 34 Accounts/Series.

The Statement of Additional Information contains further information about the Managers and is available without charge upon request by calling
1-800-752-7215.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that both the full Board of Managers and a majority of the non-interested ("independent") Managers, voting separately, annually approve the continuation of each Variable Account's investment advisory agreement with Massachusetts Financial Services Company
(MFS) on behalf of the Variable Accounts. The Managers consider matters bearing on the Variable Accounts and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Managers met several times over the course of three months beginning in May and ending in July 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Variable Accounts. The independent Managers were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Managers were also assisted in this process by the Variable Accounts" Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Managers.

In connection with their deliberations, the Managers, including the independent Managers, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each investment advisory agreement was considered separately for each Variable Account, although the Managers also took into account the common interests of all Variable Accounts in their review. As described below, the Managers considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreements and other arrangements with the Variable Accounts.

In connection with their contract review meetings, the Managers received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of each Variable Account for various time periods ended December 31, 2005, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on each Variable Account's advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee "breakpoints" are observed for a Variable Account, (v) information regarding MFS" financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Variable Accounts, (vi) MFS' views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Variable Accounts, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Variable Accounts. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Managers did not independently verify any information provided to them by MFS.

The Managers' conclusions as to the continuation of the investment advisory agreements were based on comprehensive consideration of all information provided to the Managers and not the result of any single factor. Some of the factors that figured particularly in the Managers' deliberations are described below for each Variable Account, while individual Managers may have given different weight to various factors and evaluated the information presented as a whole differently than another Manager. The Managers recognized that the fee arrangements for the Variable Accounts reflect years of review and discussion between the independent Managers and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Managers' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Managers compared each Variable Account's total return investment performance to the performance of peer groups of funds and its Lipper performance universe over the one-, three- and five-year periods. The Managers did not rely on performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Managers took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Variable Accounts whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS' efforts to improve such Variable Account's performance. After reviewing this information, the Managers concluded, within the context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of each Variable Account's advisory fee, the Managers considered, among other information, each Variable Account's advisory fee and the total expense ratio as a percentage of average net assets, compared to the advisory fees and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Managers also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Managers considered the generally broader scope of services provided by MFS to the Variable Accounts than those provided to institutional accounts. The Managers also considered the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Variable Accounts, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Variable Accounts are subject, compared to institutional accounts.

The Managers also considered whether a Variable Account is likely to benefit from any economies of scale due to future asset growth. In this regard, the Managers reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders' benefits.

The Managers also considered information prepared by MFS relating to its costs and profits with respect to each Variable Account and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the Variable Accounts and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Managers concluded that the advisory fees charged to the Variable Accounts represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Managers considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Variable Accounts. The Managers also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Managers further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Managers also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Variable Accounts by MFS and its affiliates under agreements and plans other than the investment advisory agreements. The Managers also considered the nature, extent and quality of certain other services MFS performs or arranges on the Variable Accounts' behalf, including directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Managers concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Variable Accounts were satisfactory. The Managers also considered the benefits to MFS from the use of the Variable Accounts' portfolio brokerage commissions to pay for research and other similar services (including MFS' policy not to use "soft dollars" generated by Variable Account portfolio transactions to pay for third-party research), and various other factors. Additionally, the Managers considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Variable Accounts, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Managers, including a majority of the independent Managers, concluded that the investment advisory agreements should be continued for an additional one-year period, commencing September 1, 2006.

CAPITAL APPRECIATION VARIABLE ACCOUNT

The Managers noted the Variable Account's performance was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the 5th quintile for the five-year period ended December 31, 2005, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS' explanation of recent steps taken to improve performance, the Board of Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. In addition, the Managers considered that MFS observes a total expense limitation for the Account. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

The Managers noted the Variable Account's performance was in the 5th quintile relative to the other funds in the Lipper performance universe for the one- year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2005, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS' explanation of recent steps taken to improve performance, the Board of Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account's effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. In addition, the Managers considered that MFS observes a total expense limitation for the Account. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

The Managers noted the Variable Account's performance was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one- year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 3rd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2005, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS' explanation of recent steps taken to improve performance, the Board of Managers concluded that the Variable Account's performance was satisfactory.

In considering the fees, the Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. In addition, the Managers considered that MFS observes a total expense limitation for the Account. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

HIGH YIELD VARIABLE ACCOUNT

The Managers noted the Variable Account's performance was in the 4th quintile relative to the other funds in the Lipper performance universe for the one- year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the 5th quintile for the five-year period ended December 31, 2005, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS' explanation of recent steps taken to improve performance, the Board of Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Managers noted that MFS agreed to reduce its advisory fee to an annual rate of 0.70% on the first $300 million of assets. In addition, the Managers considered that MFS observes a total expense limitation for the Account. The Managers concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

MONEY MARKET VARIABLE ACCOUNT

The Managers noted the Variable Account's performance was in the 4th quintile relative to the other funds in the Lipper performance universe for the one- year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 4th quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2005, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS' explanation of recent steps taken to improve performance, the Board of Managers concluded that the Variable Account's performance was adequate.

In considering the fees, the Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. In addition, the Managers considered that MFS observes a total expense limitation for the Account. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

TOTAL RETURN VARIABLE ACCOUNT

The Managers noted the Variable Account's performance was in the 5th quintile relative to the other funds in the Lipper performance universe for the one- year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Variable Account was in the 3rd quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2005, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS' explanation of recent steps taken to improve performance, the Board of Managers concluded that the Variable Account's performance was satisfactory.

In considering the fees, the Managers noted from the Lipper data that the Variable Account's effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Managers further concluded that the existing breakpoints were sufficient to allow the Variable Account to benefit from economies of scale as its assets grow. In addition, the Managers considered that MFS observes a total expense limitation for the Account. The Managers concluded that the fees were reasonable in light of the nature and quality of services provided.

A discussion regarding the Board's most recent review and renewal of the series' Investment Advisory Agreement with MFS is available by clicking on "Sun Life Annuities" in the "Products and Performance" section of the MFS Web site (mfs.com).

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PROXY VOTING POLICIES AND INFORMATION

A general description of the accounts' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http:/ /www.sec.gov.

Information regarding how the accounts voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The accounts will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The accounts' Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549 0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The accounts' Form N-Q is available on the EDGAR database on the Commission's Internet website at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

Sun Life Financial Distributors Inc.
                                                                COUS-ANN-12/06

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are "independent" members of the Audit Committee as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (referred to as the "Account"). The tables below set forth the audit fees billed to the Account as well as fees for non-audit services provided to the Account and/or to the Account's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Account ("MFS Related Entities").

For the fiscal years ended December 31, 2006 and 2005, audit fees billed to the Account by Deloitte were as follows:

                                                             Audit Fees
        FEES BILLED BY DELOITTE:                     2006           2005
                                                     ----           ----
             Money Market Variable Account        $20,790        $20,435

For the fiscal years ended December 31, 2006 and 2005, fees billed by Deloitte for audit-related, tax and other services provided to the Account and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                      Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
FEES BILLED BY DELOITTE:               2006           2005           2006          2005           2006           2005
                                       ----           ----           ----          ----           ----           ----
     To Money Market Variable                 $0             $0         $0                $0           $379            $0
     Account

     To MFS and MFS Related             $981,825       $841,371         $0                $0       $418,092      $403,825
     Entities of  Money Market
     Variable Account*

AGGREGATE FEES FOR NON-AUDIT
SERVICES:
                                            2006                         2005
                                            ----                         ----
     To Money Market Variable         $1,903,431                   $1,680,652
     Account, MFS and MFS
     Related Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Account (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte, for non-audit services rendered to the Account and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees,"
    including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule
    38a-1 compliance program.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MONEY MARKET VARIABLE ACCOUNT
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: February 20, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: February 20, 2007
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 20, 2007
      -----------------


* Print name and title of each signing officer under his or her signature.